                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant /X/

Filed by a Party other than the Registrant / /

Check the appropriate box:

/ /  Preliminary Proxy Statement   / / Confidential, for Use of the Commission
                                       Only (as permitted by Rule 14a-6(e)(2))
/X/  Definitive Proxy Statement
/ /  Definitive Additional Materials
/ /  Soliciting Material Pursuant to sec.240.14a-11(c) or sec.240.14a-12

                             HECLA MINING COMPANY
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

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     or Item 22(a)(2) of Schedule 14A.

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     14a-6(i)(3).

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
[HECLA LOGO]

                                                                  March 27, 1995

Dear Shareholder:

         You are cordially invited to attend the Annual Meeting of Shareholders of Hecla Mining Company, which will be held at the corporate offices, located at 6500 Mineral Drive in Coeur d'Alene, Idaho, on Friday, May 5, 1995, at 10 a.m., Pacific Daylight Time.

         At the annual meeting shareholders will be asked to elect two directors, to consider the adoption of two incentive stock plans, one for officers and key employees and another for nonemployee directors, and to approve the selection of auditors for 1995. For information with respect to these matters, please refer to the Notice of Meeting and Proxy Statement which are enclosed. In addition, reports of the Corporation's operations and other matters of interest will be made at the meeting.

         Your Board of Directors respectfully recommends that you vote to elect the directors nominated, to adopt both stock incentive plans, and to approve the auditors.

         It is important that your shares be represented at the meeting whether or not you are personally able to attend. You are therefore urged to complete, date and sign the accompanying proxy and mail it in the enclosed postage-paid envelope as promptly as possible.

         Thank you for your cooperation.

                                            Sincerely,

                                            /s/ Arthur Brown

                                            Arthur Brown
                                            Chairman, President
                                            and Chief Executive Officer

                              HECLA MINING COMPANY
                               6500 MINERAL DRIVE
                         COEUR D'ALENE, IDAHO 83814-8788

                                -----------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                                  TO BE HELD ON
                                   MAY 5, 1995

To the Shareholders of
HECLA MINING COMPANY:

         NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of Hecla Mining Company (the "Corporation") will be held at the corporate offices located at 6500 Mineral Drive in the City of Coeur d'Alene, State of Idaho, on Friday, May 5, 1995, at the hour of 10 a.m., Pacific Daylight Time, for the following purposes:

         (1) To elect two members of the Board of Directors of the Corporation to serve for three-year terms or until their respective successors are elected and have qualified;

         (2) To consider and vote upon the adoption of the Hecla Mining Company 1995 Stock Incentive Plan for the Corporation's officers and certain key employees;

         (3) To consider and vote upon the adoption of the Hecla Mining Company Stock Plan for Nonemployee Directors of the Corporation;

         (4) To consider and vote upon the selection of Coopers & Lybrand as independent auditors of the Corporation for the fiscal year ending December 31, 1995; and

         (5) To transact such other business as may properly come before the Annual Meeting or any adjournment or adjournments thereof.

         The close of business on March 17, 1995, has been fixed as the record date for the determination of the shareholders entitled to notice of, and to vote at, the Annual Meeting and at any adjournment or adjournments thereof. The stock transfer books of the Corporation will not be closed.

                                       By Order of the Board of Directors,

                                       MICHAEL B. WHITE
                                       Secretary

March 27, 1995

         Whether or not you plan to attend the Annual Meeting, please complete, sign and date the accompanying proxy and mail it at once in the enclosed envelope, which requires no additional postage if mailed in the United States. Your proxy will be revocable, either in writing or by voting in person at the Annual Meeting, at any time prior to its exercise.

                              HECLA MINING COMPANY
                               6500 MINERAL DRIVE
                         COEUR D'ALENE, IDAHO 83814-8788
                                 (208) 769-4100

                                 ---------------

                           P R O X Y  S T A T E M E N T
                                   RELATING TO
                         ANNUAL MEETING OF SHAREHOLDERS
                            TO BE HELD ON MAY 5, 1995

                                 ---------------

                                  INTRODUCTION

         This Proxy Statement is being furnished by the Board of Directors of Hecla Mining Company, a Delaware corporation (the "Corporation"), to holders of shares of the Corporation's Common Stock, par value $0.25 per share (the "Common Stock") in connection with the solicitation by the Board of Directors of proxies to be voted at the Annual Meeting of Shareholders of the Corporation to be held on Friday, May 5, 1995, and any adjournment or adjournments thereof (the "Annual Meeting"), for the purposes set forth in the accompanying Notice of Annual Meeting. This Proxy Statement is first being mailed to shareholders on or about March 27, 1995.

                           PURPOSES OF ANNUAL MEETING

ELECTION OF DIRECTORS

         At the Annual Meeting, shareholders entitled to vote (see "Voting at Annual Meeting") will be asked to consider and to take action on the election of two directors to the Corporation's Board of Directors, each to serve for a three-year term. See "Election of Directors."

HECLA MINING COMPANY 1995 STOCK INCENTIVE PLAN

         At the Annual Meeting, shareholders will be asked to consider and to take action on the adoption of the Hecla Mining Company 1995 Stock Incentive Plan for the Corporation's officers and certain key employees. See "Proposal to Approve the Hecla Mining Company 1995 Stock Incentive Plan."

HECLA MINING COMPANY STOCK PLAN FOR NONEMPLOYEE DIRECTORS

         At the Annual Meeting, shareholders will be asked to consider and to take action on the adoption of the Hecla Mining Company Stock Plan for Nonemployee Directors. See "Proposal to Approve the Hecla Mining Company Stock Plan for Nonemployee Directors."

SELECTION OF INDEPENDENT AUDITORS

         At the Annual Meeting, shareholders also will be asked to consider and to take action on the selection of Coopers & Lybrand as independent auditors of the Corporation for the fiscal year ending December 31, 1995. See "Approval of Auditors."

                            VOTING AT ANNUAL MEETING

GENERAL

         The Board of Directors of the Corporation has fixed the close of business on March 17, 1995, as the record date (the "Record Date") for determination of the shareholders entitled to notice of, and to vote at, the Annual Meeting. As of the Record Date, there were issued and outstanding 48,144,274 shares of Common Stock entitled to vote. A majority of such shares will constitute a quorum for the transaction of business at the Annual Meeting. Proxies which are submitted but are not voted for or against a matter (because of abstention, broker nonvotes or


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

otherwise) will be treated as present for all matters considered at the meeting. The holders of record on the Record Date of the shares entitled to be voted at the Annual Meeting are entitled to cast one vote per share on each matter submitted to a vote at the Annual Meeting. Directors are elected by a plurality of the votes cast by the holders of the Common Stock at a meeting at which a quorum is present. "Plurality" means that the individuals who receive the largest number of votes cast are elected as directors up to the maximum number of directors to be chosen at the meeting. Consequently, any shares not voted (whether by abstention, broker nonvotes or otherwise) have no impact in the election of directors except to the extent the failure to vote for an individual results in another individual receiving a larger number of votes. The approval of the independent auditors and the two stock plans requires the favorable vote of the holders of a majority of the shares present at the meeting, provided a quorum is present. Any shares which are not voted (whether by abstentions, broker nonvotes or otherwise) will not count toward the required total and will have the same effect as shares voted against such approval.

PROXIES

         Shares of Common Stock which are entitled to be voted at the Annual Meeting and which are represented by properly executed proxies will be voted in accordance with the instructions indicated in such proxies. If no instructions are indicated, such shares will be voted: (1) FOR the election of each of the two nominees for election as directors; (2) FOR adoption of the Hecla Mining Company 1995 Stock Incentive Plan; (3) FOR adoption of the Hecla Mining Company Stock Plan for Nonemployee Directors; (4) FOR the approval of the selection of independent auditors; and (5) in the discretion of the proxy holder as to any other matters which may properly come before the Annual Meeting. A shareholder who has executed and returned a proxy may revoke it at any time before it is voted at the Annual Meeting by executing and returning a proxy bearing a later date, by giving written notice of revocation to the Secretary of the Corporation prior to the Annual Meeting or by attending the Annual Meeting and voting in person.

         The Corporation will bear all the costs and expenses relating to the solicitation of proxies, including the costs of preparing, printing and mailing this Proxy Statement and accompanying material to shareholders. In addition to the solicitation of proxies by use of the mails, the directors, officers and employees of the Corporation, without additional compensation, may solicit proxies personally or by telephone or otherwise. Arrangements will be made with brokerage firms and other custodians, nominees and fiduciaries for forwarding solicitation materials to the beneficial owners of the shares of Common Stock held by such persons, and the Corporation will reimburse such brokerage firms, custodians, nominees and fiduciaries for reasonable out-of-pocket expenses incurred by them in connection with such activities.

                              ELECTION OF DIRECTORS

         In accordance with the Corporation's Certificate of Incorporation, its Board of Directors is divided into three classes. The terms of office of the directors in each of such classes expire at different times. The terms of Messrs. Charles L. McAlpine and Jorge E. Ordonez C. will expire at the Annual Meeting of Shareholders in 1995. Mr. Richard J. Stoehr has advised the Corporation that he decided not to stand for reelection to the Board of Directors at the expiration of his term in May 1995. Mr. Ordonez was elected by the Board of Directors on November 10, 1994, to fill a vacancy created by the expansion of the Board from eight to nine members. Messrs. McAlpine and Ordonez have been designated by the Board of Directors of the Corporation as nominees for election as directors of the Corporation for a three-year term expiring in 1998. The terms of Messrs. Arthur Brown, John E. Clute and Joe Coors, Jr. will expire in 1997, and the terms of Messrs. Leland O. Erdahl and W. A. Griffith will expire in 1996. Mr. Paul A. Redmond resigned from the Board of Directors of the Corporation effective December 31, 1994.

         It is intended that the proxies solicited hereby will be voted FOR election of the nominees for director listed below, unless authority to do so has been withheld. The Board of Directors knows of no reason why any of its nominees will be unable or unwilling to accept election. However, if any nominee becomes unable to accept election, the Board will either reduce the number of directors to be elected or select substitute nominees nominated by the Directors Nominating Committee. If substitute nominees are selected, proxies will be voted in favor of such nominees.

NOMINEES

         The nominees for director for terms which will expire in 1998 are as follows:


                                                                                                       Year First
                                                                                         Age at          Became
Principal Occupation and Other Directorships                                           May 5, 1995      Director
=================================================================================================================
CHARLES L.  McALPINE.  President of Arimathaea  Resources  Inc.  (Canadian gold exploration  company)  from  December  1982 to June 1992;  former  President of
Jerome Gold Mines Corporation  (Canadian gold exploration  company);  President of Campbell  Chibougamau Mines Ltd. (Canadian  copper-gold mining company) from
1969 to 1979;  Director,  First Tiffany  Resource  Corporation  and Holmer Gold
Mines Limited; Director, Nugget Resources Inc.; Director, SRS Capital Corp......            61            1989

JORGE E. ORDONEZ C. Director,  Altos Hornos de Mexico,  S.A. de C.V.;  Managing
Director,  Minera Carbonifera Rio Escondido,  S.A. de C.V.;  Managing Director,
Grupo  Acerero  del Norte,  S.A. de C.V.;  President,  Minera  Montoro  S.A. de
C.V.; President and Chief Executive Officer, Ordonez Profesional S.C............            55            1994


REMAINING DIRECTORS

         The remaining directors whose present terms of office will continue after the meeting and will expire in 1996 are as follows:


                                                                                                        Year First
                                                                                           Age at         Became
Principal Occupation and Other Directorships                                            May 5, 1995      Director
===================================================================================================================
LELAND O. ERDAHL.  Consultant  from November 1984 to July 1987 and from January
1992 to  present;  President  of  Stolar,  Inc.  (geologic  imaging  and  radio communications)  from July  1987 to  January  1992;  President  of  Albuquerque
Uranium  Corporation from November 1987 to 1992;  President and Chief Executive
Officer of Ranchers Exploration and Development  Corporation  ("Ranchers") from
July 1983 to July 1984;  held  various  positions  as an  officer  of  Ranchers since 1970;  Trustee,  John Hancock Mutual Funds;  Director,  Canyon  Resources
Corporation;   Director,   Freeport  McMoRan  Copper  &  Gold  Inc.;  Director,
Original  Sixteen  to  One  Mine,  Inc.;  Director  and  President,   Santa  Fe
Ingredients Co. Inc.; Director and President, Nature
Quality Ingredients Inc.; Director, Uranium Resources Inc.......................             66            1984

W. A. GRIFFITH.  Retired.  Chairman of the  Corporation  from May 1985 to June
1987;  Chief Executive  Officer of the Corporation  from May 1979 to May 1987;
President  of the  Corporation  from  May  1979  to  May  1986;  held  various positions as an officer of the Corporation since 1973;  initially  employed by the Corporation in 1968; Chairman, Inland Northwest Bank;
Director, The Coeur d'Alenes Company............................................             73            1979


The remaining directors whose present terms of office will continue after the meeting and will expire in 1997 are as follows:


                                                                                                       Year First
                                                                                          Age at         Became
Principal Occupation and Other Directorships                                           May 5, 1995      Director
=================================================================================================================
ARTHUR  BROWN.  Chairman of the Board of  Directors  of the  Corporation  since
June 1987;  also,  Chief Executive  Officer of the Corporation  since May 1987;
President of the Corporation  since May 1986;  Chief  Operating  Officer of the
Corporation  from  May  1986  to May  1987;  Executive  Vice  President  of the
Corporation  from May 1985 to May 1986;  held  various  positions as an officer of the  Corporation  since  1980;  employed  by  the  Corporation  since  1967;
Director,  Great Lakes  Minerals Inc. (a Canadian  mining  company);  Director,
Idaho  Independent  Bank;  Director,  American  Colloid  Company  (an  American
industrial minerals company); Director, CALMAT
Corp.; Director, South  African Minerals Corporation. ..........................            54           1983

JOHN E.  CLUTE.  Dean,  Gonzaga  University  School of Law since  August  1991;
Senior Vice  President,  Human  Resources and General  Counsel of Boise Cascade
Corporation  (manufacturer  of paper and  forest  products)  from 1982 to 1991;
employed by Boise Cascade Corporation in various other
capacities commencing March 1965; Director, Jundt Growth Fund, Inc. ............            60           1981

JOE COORS,  JR.  Chairman  of the Board,  Coors  Ceramics  Company  since 1985;
Chairman,   Air  Force  Memorial  Foundation;   President  and  Director,   ACX
Technologies, Inc.; Director, Provenant Health Care Systems; Trustee,
Colorado School of Mines........................................................            53           1990



                CERTAIN INFORMATION ABOUT THE BOARD OF DIRECTORS
                           AND COMMITTEES OF THE BOARD

         The Board of Directors met five times during 1994 and each director attended all of such meetings, with the exception of one director who was unable to attend one special Board meeting. The standing committees of the Board of Directors are the Executive, Audit, Compensation, Directors Nominating and Finance Committees. All such Committees met during 1994; each director attended 100% of such meetings of the committees on which he served, except one director who was unable to attend one committee meeting.

         The Executive Committee, the members of which are Messrs. Brown (Chairman), Clute, Erdahl and Griffith, met twice in 1994. Mr. Erdahl was appointed in February 1995 to replace Mr. Paul A. Redmond, who was a member of the Executive Committee during 1994, but resigned from the Board of Directors as of December 31, 1994.

         The Audit Committee, the members of which are Messrs. Erdahl (Chairman), Coors and McAlpine, met twice in 1994. The Audit Committee's principal functions are to meet with the Corporation's independent auditors to review the financial statements contained in the Annual Report, to review the Corporation's system of internal accounting controls, and to report to the Board of Directors thereon.

         The Compensation Committee, the members of which are Messrs. Clute (Chairman), Erdahl and Griffith, met three times in 1994. The Compensation Committee's principal functions are to make recommendations to the


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

Board of Directors concerning the salaries of senior officers of the Corporation and to administer the Corporation's performance payment and stock option plans.

         The Directors Nominating Committee, the members of which are Messrs. Griffith (Chairman), Brown and Stoehr, met once in 1994. The Directors Nominating Committee reviews and recommends to the Board of Directors nominees for election as directors at the Annual Meeting of Shareholders and nominees to fill vacancies on the Board of Directors. The Directors Nominating Committee will consider persons recommended by shareholders as nominees for election as directors, which recommendations are submitted in writing to the Secretary of the Corporation and include a statement as to the qualifications and willingness of such persons to serve on the Corporation's Board of Directors.

         The Finance Committee, the members of which are Messrs. Stoehr (Chairman) and Coors, met twice in 1994. The principal functions of the Finance Committee are to develop and set the Corporation's long-term investment policies and to review the performance of the investment manager of the Corporation's Pension Trusts. Mr. Redmond was a member of the Finance Committee during 1994, but resigned from the Board of Directors as of December 31, 1994.

                            COMPENSATION OF DIRECTORS

         The Corporation compensates directors who are not employees of the Corporation for their services in the amount of $1,000 for each directors meeting attended, a retainer fee of $2,000 per calendar quarter and $800 for attending any meeting of any Committee of the Board.

         In August 1994, the Corporation adopted a new Deferred Compensation Plan for Directors which became effective January 1, 1995 and replaced earlier plans. Pursuant to the Deferred Compensation Plan: all directors' fees and retainers may be deferred; distributions may be made at the election of the director on a lump-sum, annual or monthly basis; distributions for unforeseeable financial emergencies are permitted before and after retirement; and a trust fund is established to receive distributions from the Corporation to provide for the obligations of the Corporation pursuant to the Plan. Under the Deferred Compensation Plan interest is credited monthly at 1.23 times the Moody's long-term bond rate for deferrals made commencing in 1990. Interest accrued in 1994 for the accounts of directors, by reason of deferrals prior to 1994, amounted to an aggregate of $4,507. Currently two directors participate in the Plan.

         Item 3 of this Proxy Statement seeks shareholder approval of the Hecla Mining Company Stock Plan for Nonemployee Directors (the "Directors Plan"). The Directors Plan is intended to assist the Corporation in attracting and retaining qualified individuals to serve as directors and to solidify the common interests of Directors and shareholders. The Board of Directors has recommended that the shareholders approve the adoption of the Directors Plan, which would provide for nonemployee directors, in addition to the annual cash retainer described above, being credited annually with 1000 shares of the Corporation's common stock which would be delivered to a director only after cessation of such individual's service as a director of the Corporation, or under certain other specified conditions, all as more fully described in Item 3, below.

                       COMPENSATION OF EXECUTIVE OFFICERS

REPORT OF THE COMPENSATION COMMITTEE ON EXECUTIVE COMPENSATION

Overall Policy

         Compensation of the Corporation's executive officers rests in the discretion of the Board of Directors, and the Compensation Committee of the Board of Directors is charged with considering specific information and making recommendations to the full Board. The Compensation Committee is currently comprised of three nonemployee directors who are appointed annually by the Corporation's Board of Directors. The Compensation Committee's


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

consideration of and recommendations regarding executive compensation are guided by a number of factors including overall corporate performance and return to shareholders. The overall objectives of the Corporation's executive compensation package are to attract and to retain the best possible executive talent, to motivate the Corporation's executives to achieve goals consistent with the Corporation's business strategy, to provide an identity between executive and shareholder interests through stock option plans, and finally to provide a compensation package that recognizes an executive's individual contributions in addition to the Corporation's overall business results.

         The Compensation Committee periodically reviews the Corporation's executive compensation program. The Compensation Committee met three times in 1994 to consider various components of the executive compensation program. In making recommendations concerning executive compensation, the Committee reviews reports published by independent compensation consultants assessing compensation programs and reviews the Corporation's executive compensation, corporate performance, stock price appreciation and total return to shareholders against a peer group of public corporations made up of the Corporation's most direct competitors for executive talent. The Corporation's peer group used for compensation analysis includes the selected peer group identified in the Performance Graph shown on page 9. The Compensation Committee believes the Corporation's most direct competitors for executive talent are not necessarily those corporations included in the peer group established for comparing shareholder returns. The Compensation Committee's periodic review permits an ongoing evaluation of the link between the Corporation's performance and its executive compensation in the context of the compensation programs of other corporations.

         The Compensation Committee recommends to the Board of Directors compensation levels and programs for the Chief Executive Officer and all Vice Presidents, including the individuals whose compensation is detailed in this proxy statement. In reviewing individual performance of executives (except with respect to the Chief Executive Officer) whose compensation is detailed in this proxy statement, the Compensation Committee takes into account the views of Mr. Brown, the Corporation's Chief Executive Officer.

         The key elements of the Corporation's executive compensation consist of base salary, an annual cash performance payment and grant of stock options. The Compensation Committee's policies with respect to each of these elements, including the basis for the compensation awarded to Mr. Brown, are discussed below. In addition, while the elements of compensation described below are considered separately, the Compensation Committee takes into account the full compensation package afforded by the Corporation to the individual, including deferred compensation, pension benefits, supplemental retirement benefits, severance plans, insurance and other benefits, as well as the programs described below. While the Committee takes into consideration all of the factors set forth below in setting base salaries, the Committee's deliberations are essentially subjective, and no set quantitative formula determines the base salaries of any of the named executives. In 1994, the Corporation adopted a performance payment plan (described below) utilizing a quantitative formula to determine an executive's eligibility for performance payments in addition to base salary.

         The Committee has analyzed the potential impact on the Corporation's executive compensation program of Section 162(m) of the Internal Revenue Code, which generally disallows deductions for compensation in excess of $1 million per year to the Chief Executive Officer and four other most highly compensated executives of a public corporation. Based upon its analysis of Section 162(m) and the proposed regulations thereunder, the Committee expects that none of the compensation payable pursuant to the program as now in effect will be nondeductible as a result of Section 162(m).

Base Salaries

         Base salaries for new executive officers are initially determined by evaluating the responsibilities of the position held and the experience of the individual, and by reference to the competitive marketplace for executive talent, including a comparison to base salaries for comparable positions at other corporations both in the peer group and more broadly.

         Annual salary adjustments which are made in May of each year for a 12-month period from June 1 to May 31 are determined by evaluating the performance of the Corporation and of each executive officer, and also take into account new responsibilities for any particular officer. In the case of executive officers with responsibility for a particular business unit, such unit's financial, operating, cost containment and productivity results are also considered by the Committee. The Compensation Committee, where appropriate, also considers other corporate performance measures, including changes in market share, productivity, cost control, safety, environmental awareness and improvements in relations with customers, suppliers and employees. The Compensation Committee places a premium on efficiency, because certain sectors of the Corporation's businesses do not control the prices at which their products are sold. Base salaries for all executive officers, excluding Mr. Brown, were increased commencing June 1, 1994, based upon the considerations described above. Base salaries for executive officers in 1994 increased by 8.1% in the aggregate.

         With respect to the base salary set for Mr. Brown in 1994, the Compensation Committee took into account a comparison of base salaries of Chief Executive Officers of peer corporations, the Corporation's success in meeting its return on equity goals in 1993, the performance of the Corporation's Common Stock and the assessment by the Compensation Committee of Mr. Brown's individual performance. Based upon these factors, the Board of Directors did not increase Mr. Brown's base salary in 1994.

Annual Performance Payment

         In August 1994, the Corporation adopted a short-term performance payment plan based on the recommendations of the Corporation's Compensation Committee. Under the Corporation's short-term performance payment plan, executive officers (seven in 1994) were eligible for annual cash payments based upon a formula established in the plan covering the period May 1, 1994, to December 31, 1994, and generally described below. The plan formula for 1994 contains an overall corporate performance element and an individual performance element. Each of these elements was assigned a percentage weight described below, such that all elements combined total 100%. For 1994, corporate performance was assigned an 80% weight and individual performance was assigned a 20% weight. The Board of Directors, based on recommendations from the Corporation's senior management, established targeted performance goals in key areas, called "key success factors," for the Corporation element. For 1994, the key success factors and measures for the Corporation included gold, silver and industrial mineral production (50%), cash flow before capital expenditures (30%), gold and silver reserves (10%) and relative share price (10%). Payments under the plan are determined by the application of a performance formula to these key success factors. At the first quarterly Board meeting after the end of each year, actual performance results are compared against the targeted performance goals as a percentage of the targeted goals for the various key success factors. Actual performance must reach at least 90% of the targeted goal to be included in the performance formula. The key success factors and the percentage weights assigned to each of the elements may be varied from year to year at the discretion of the Board of Directors. The corporate performance element is tied to a formula while the individual performance element is discretionary and not based upon any specific formula. Individual performance payments for all eligible executives other than the Chief Executive Officer are based upon the recommendations of the Chief Executive Officer. The Board of Directors, upon recommendation of the Compensation Committee, reviews and approves individual performance payments for all eligible executives, including the Chief Executive Officer.

         The plan provides that no performance payments may be awarded based upon any of the corporate key success factors if the Corporation does not achieve a net profit before taxes and preferred dividends. However, payments derived from the individual performance element may nevertheless be available pursuant to the plan. The Corporation's 1994 short-term performance plan included only corporate and individual elements. In 1995, the short-term performance plan includes targeted goals for departmental performance, in addition to the corporate and individual performance elements. Departmental factors may vary for each department but include such factors as cost management, internal customer service and production goals for metal and industrial mineral operating divisions.

         Although certain of the targeted corporate success factor goals were attained for the 1994 period, since the Corporation did not achieve a net profit in 1994, no performance payments were granted to any executive for 1994 corporate performance. Payments were awarded for 1994 on the basis of individual performance in the amounts set forth in the summary compensation table under Annual Compensation - Bonus. Mr. Brown did not receive any cash performance payment for 1994 individual performance.

Stock Options

         Under the Corporation's 1987 Nonstatutory Stock Option Plan, which was approved by shareholders, stock options may be granted to the Corporation's executive officers and key employees, including the individuals whose compensation is detailed in this proxy statement. The Compensation Committee sets the size of stock option grants based on factors, including competitive compensation data, similar to those used to determine base salaries and annual bonuses. The Compensation Committee can elect not to award options.

         Stock options are intended to align the interests of executives with those of the shareholders. All stock options granted under the plan have been granted with an exercise price equal to the market price of the Common Stock on the date of grant and are exercisable during a ten-year period. This approach is designed to provide executives with an incentive for creation of shareholder value over the long term since the benefit of the compensation package cannot be realized unless stock price appreciation occurs. A total of 56,000 stock options were granted to executive officers in 1994, representing 46.67% of the total granted. Stock options granted in 1994 to the five named executive officers are summarized in the table below.

         Mr. Brown was granted options to purchase 11,000 shares of the Corporation's Common Stock at an exercise price of $9.625 in 1994, which price was the fair market value of the stock on the date of grant. Mr. Brown owns 15,962 shares of the Corporation's Common Stock and holds options to purchase an additional 93,000 shares. The Compensation Committee believes that significant equity interests in the Corporation held by the Corporation's management align the interests of shareholders and management and took this into account in granting options to Mr. Brown.

         The Committee has found that the use of stock options under the Corporation's 1987 Nonstatutory Stock Option Plan (the "1987 Plan") has helped to strengthen the link between executive compensation and Corporation performance, and has increased the identification of executive with shareholder values. Because only approximately 3,000 shares remain available for option grants under the 1987 Plan, the Committee has recommended, and the Board has approved, subject to shareholder approval, the adoption of the Hecla Mining Company 1995 Stock Incentive Plan, which provides for the grant of stock options, stock appreciation rights, restricted stock and performance units, as more fully described in Item 2 below. The 1995 Stock Incentive Plan, if approved, will enable the Committee to continue to grant stock options, and to grant other stock-based awards, to key employees including executive officers, in order to give them additional incentives to increase shareholder value, thereby continuing the Corporation's commitment to link a substantial portion of executive compensation to performance.

Conclusion

         The Corporation's executive compensation is linked to individual and corporate performance and stock price appreciation. In 1994, a significant portion of the Corporation's executive compensation consisted of these performance-based variable elements, as determined in the discretion of the Compensation Committee, the Board of Directors, and by the performance payment formula described above. The Compensation Committee intends to continue the policy of linking executive compensation to corporate and individual performance and returns to shareholders, recognizing that the ups and downs of the business cycle, particularly in the long-depressed price periods for a large portion of the Corporation's products, from time to time may result in an imbalance for a particular period. The Compensation Committee adjusts for factors such as these, which are beyond an executive's control, by exercising its qualitative judgment, and to a limited degree, by employing the quantitative formula in the performance payment plan.

March 8, 1995                                            John E. Clute, Chairman
                                                                Leland O. Erdahl
                                                             William A. Griffith



                COMPARISON OF FIVE-YEAR CUMULATIVE TOTAL RETURN1
          HECLA MINING COMPANY, S&P 500, S&P GOLD MINING AND PEER GROUP


[GRAPH 1]


1. The total return for each of the Corporation, the Peer Group, S&P 500 and the S&P Gold Index assumes that $100 was invested on December 31, 1989, and the reinvestment of dividends on a quarterly basis.

2. Peer Group: Atlas Corporation, Battle Mountain Gold Company, Coeur d'Alene Mines Corporation, Echo Bay Mines Ltd., Homestake Mining Company, Pegasus Gold Inc. and Sunshine Mining Company.


                                                          FISCAL YEAR-END VALUES
                                  -----------------------------------------------------------
                                  1989      1990       1991       1992       1993      1994
S&P 500 Index                      100      96.89     126.28     135.88     149.52     151.55
S&P Gold Index                     100      88.31      71.72      66.95     122.60      99.04
Peer Group                         100      68.59      60.00      43.66      91.05      71.88
Hecla Mining Company               100      61.07      79.03      55.68      83.52      72.75

EXECUTIVE COMPENSATION FOR 1994

         The following table sets forth information regarding the aggregate compensation for the fiscal years ended December 31, 1992, 1993 and 1994, paid or accrued for (i) the Chief Executive Officer of the Corporation and (ii) the four other most highly paid executive officers of the Corporation.

                           SUMMARY COMPENSATION TABLE(1)

                                                                                   Long
                                                                                Term Compen-
                                       Annual Compensation(2)                   sation Awards
 Name and Principal                    ---------------------     Other Annual   -------------
      Position              Year       Salary        Bonus(4)   Compensation(3)    Options

Arthur Brown: Chairman,     1994       $350,000           -0-       $20,062         11,000
 President & Chief          1993        320,833       $40,000        93,908            -0-
 Executive Officer          1992        300,000           -0-        30,333         46,000

Ralph R. Noyes:             1994       $177,917       $ 7,500       $ 4,771          9,500
 Vice President -           1993        163,334        20,000        26,062            -0-
 Metal Mining               1992        155,000           -0-         3,376         10,000

J. Gary Childress(5):       1994       $157,917       $34,552       $51,544          9,500
 Vice President -              -              -             -             -              -
 Industrial Minerals           -              -             -             -              -

Michael B. White:           1994       $135,834       $ 8,000       $ 5,886          6,500
 Vice President - General   1993        124,167        10,000        12,744            -0-
 Counsel & Secretary        1992        110,860           -0-         2,692            -0-

Joseph T. Heatherly:        1994       $123,041       $ 6,500       $ 8,447          6,500
 Vice President -           1993        111,666         5,000        23,030            -0-
 Controller                 1992        107,500           -0-         6,888            -0-


1. Information for deleted columns is not required because no such compensation was paid by the Corporation during the applicable periods.

2. The annual compensation set forth in the table is based upon salaries of the Chief Executive Officer and other named executives established in May of each year for 12-month periods from June 1 to May 31. This table reflects compensation paid to or earned by the named executive officers during the fiscal year ending
         December 31 of each year.

3. "Other Annual Compensation" for the last fiscal year includes the following for Messrs. Brown, Noyes, Childress, White and Heatherly: (i) tax offset bonuses paid upon the exercise of the stock options of $-0-, $-0-, $14,282, $-0- and $-0- for each named executive, respectively;
         (ii) matching contributions under the Corporation's Deferred Compensation Plan of $6,732, $1,118, $865, $1,695 and $2,175 for each named executive, respectively; (iii) the above market portion of interest accrued under the Corporation's Deferred Compensation Plan of $9,500, $715, $-0-, $541 and $2,335 on behalf of each named executive, respectively; (iv) matching contributions under the Corporation's Capital Accumulation Plan of $1,875, $1,875, $1,782 $1,524 and $1,316
         for each named executive, respectively; (v) the dollar value benefit of premium payments for term life insurance coverage of $942, $-0-, $348, $174 and $1,929 for each named executive, respectively; (vi) the dollar value of use of automobiles owned by the Corporation of $413, $463, $384, $1,352 and $692 for each named executive, respectively; (vii) personal tax service provided by consultants at the expense of the Corporation for Mr. Brown, $600; Mr. Noyes, $600; and Mr. White, $600; and (viii) moving expenses of $32,540 and interest of $1,343 on a loan to Mr. Childress.

4. For 1994, amounts shown represent performance payments pursuant to the Corporation's Performance Payment Plan, described in the narrative Report of the Compensation Committee above. 1994 Performance Payments were distributed on February 24, 1995, except in the case of Mr. Childress, who received $24,552 of the amount indicated in the table in 1994 for his 1993 performance as President of Kentucky-Tennessee Clay Company, a wholly owned subsidiary of the Corporation.

5.       Mr. Childress commenced his employment in this position in February
         1994.

                       OPTION GRANTS IN LAST FISCAL YEAR1

                                                                              Potential Realizable
                                                                                Value at Assumed
                                                                              Annual Rate of Stock
                                                                             Price Appreciation for
                          Individual Grants                                       Option Term(2)
---------------------------------------------------------------------------------------------------
                                      % of Total
                                        Options
                                      Granted to    Exercise
                                       Employees     or Base
                           Options     in Fiscal     Price:     Expiration
                           Granted       Year        $/Share       Date          5%           10%
===================================================================================================
   Arthur Brown           11,000         9.2%        $9.625       5/05/04      $75,544     $183,003
   ------------------------------------------------------------------------------------------------
   Ralph R. Noyes          9,500         7.9%        $9.625       5/05/04      $65,242     $158,048
   ------------------------------------------------------------------------------------------------
   J. Gary Childress       9,500         7.9%        $9.625       5/05/04      $65,242     $158,048
   ------------------------------------------------------------------------------------------------
   Michael B. White        6,500         5.5%        $9.625       5/05/04      $44,639     $108,138
   ------------------------------------------------------------------------------------------------
   Joseph T. Heatherly     6,500         5.5%        $9.625       5/05/04      $44,639     $108,138
   ------------------------------------------------------------------------------------------------

1. All options were granted pursuant to the 1987 Nonstatutory Stock Option Plan with an exercise price equal to the closing price of the Corporation's Common Stock on the date of grant. All options granted were coupled with a tax offset bonus which, upon exercise, would approximately offset the federal and state income taxes incurred in exercising the options. All options shown in the table above were first exercisable on November 5, 1994.

2. The Potential Realizable Value shown in the table represents the maximum gain if held for the full ten-year term at each of the assumed annual appreciation rates. Gains, if any, are dependent upon the actual performance of the Corporation's Common Stock and the timing of any sale of the stock (assuming the stock option is exercised).

                 AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                       AND FISCAL YEAR END OPTION VALUES1

         The following table shows information concerning the exercise of stock options during fiscal year 1994 by each of the named executive officers and the fiscal year-end value of unexercised options.

                                                      Number of           Value of
                     Shares                          Unexercised        Unexercised
                   Acquired on        Value           Options at       In-the-Money
Name               Exercise(#)      Realized($)        FY-End(#)      Options at FY-End


Arthur Brown          -0-               -0-              93,000           $5,500
Ralph R. Noyes        -0-               -0-              38,000            4,750
J. Gary Childress    5,500          $32,312.50            9,500            4,750
Michael B. White      -0-               -0-              15,000            3,250
Joseph T. Heatherly   -0-               -0-              15,000            3,250


1. The Corporation's 1987 Nonstatutory Stock Option Plan (the "1987 Plan"), adopted by the Board of Directors on February 13, 1987, and approved by the shareholders of the Corporation at the 1987 Annual Meeting of Shareholders, provides for the grant, from time to time, to officers and key employees of the Corporation or its subsidiaries, of stock options to purchase up to an aggregate of 500,000 shares of Common Stock. The 1987 Plan also provides that the Compensation Committee may grant tandem stock appreciation rights and/or tax offset bonuses with any such nonstatutory stock option. All stock options granted under the 1987 Plan to date have been granted with tax offset bonuses. Pursuant to the terms of the 1987 Plan, the exercise price per share of all stock options shall not be less than fifty percent (50%) of the fair market value of the Common Stock on the date of grant of such options. All options granted under the 1987 Plan have been granted at the fair market value of the Common Stock on the date of grant. All options shown in the table above are vested and immediately exercisable.


RETIREMENT PLAN

         The officers of the Corporation participate in the Hecla Mining Company qualified Retirement Plan (the "Retirement Plan"), which covers substantially all employees of the Corporation, as defined, except for certain hourly employees who are covered by separate plans. Contributions to the Retirement Plan, and the related expense or income, are based on general actuarial calculations and, accordingly, no portion of the Corporation's contributions, and related expenses or income, is specifically attributable to the Corporation's officers. The Corporation was not required to make a contribution for 1994. The Corporation also has an unfunded Supplemental Retirement Benefit Plan adopted in November 1985 (the "Supplemental Plan") under which the amount of any benefits not payable under the Retirement Plan by reason of the limitations imposed by the Internal Revenue Code and/or the Employee Retirement Income Security Act, as amended (the "Acts"), and the loss, if any, due to a deferral of salary made under the Corporation's Deferred Compensation Plan for Officers and/or the Capital Accumulation Plan, will be paid out of the general funds of the Corporation to any employee who may be adversely affected. Under the Acts, the current maximum annual pension benefit payable by the Plan to any employee is $120,000, subject to specified adjustments. Upon reaching the normal retirement age of 65, each participant is eligible to receive annual retirement benefits in monthly installments for life equal to, for each year of credited service, 1% of final average annual earnings (defined as the highest average earnings of such employee for any 36 consecutive calendar months during the final 120 calendar months of service) up to the applicable covered compensation level (which level is based on the Social

Security maximum taxable wage base) and 11/2% of the difference, if any, between final average annual earnings and the applicable covered compensation level. The Retirement Plan and Supplemental Plan define earnings for purposes of the Plans to be "a wage or salary for services of employees inclusive of any bonus or special pay including gainsharing programs, contract miner's bonus pay, and the equivalent."

         The following table shows estimated aggregate annual benefits under the Retirement Plan and the Supplemental Plan payable upon retirement to a participant who retires in 1995 at age 65 having the years of service and final average annual earnings as specified. The table assumes Social Security covered compensation levels as in effect on January 1, 1995:

       Final Average                                 Years of Credited Service
       Annual Earnings     5           10           15           20            25           30
=================================================================================================
           75,000        4,977        9,954       14,931        19,908       24,885        29,862
          100,000        6,852       13,704       20,556        27,408       34,260        41,112
          125,000        8,727       17,454       26,181        34,908       43,835        52,362
          150,000       10,602       21,204       31,806        42,408       53,010        63,612
          175,000       12,477       24,954       37,431        49,908       62,385        74,862
          200,000       14,352       28,704       43,056        57,408       71,760        86,112
          225,000       16,227       32,454       48,681        64,908       81,135        97,362
          275,000       19,977       39,954       59,931        79,908       99,885       119,862
          300,000       21,852       43,704       65,556        87,408     109,260        131,112
          325,000       23,727       47,454       71,181        94,908      118,635       142,362
          350,000       25,602       51,204       76,806       102,408     128,010        153,612

         Benefits listed in the pension table are not subject to any deduction for Social Security or other offset amounts. As of December 31, 1994, the following executive officers have completed the indicated number of full years of credited service: A. Brown, 27 years; J. G. Childress, 8 years; J. T. Heatherly, 11 years; R. R. Noyes, 18 years; and M. B. White, 14 years.

EMPLOYMENT AGREEMENTS

         The Corporation has entered into employment agreements (collectively, the "Agreements") with Messrs. Booth, Brown, Childress, Heatherly, Noyes, Stilwell and White (collectively, the "Executives" and individually, an "Executive"). The Agreements were recommended to the Board of Directors by the Compensation Committee and were approved by the Board of Directors on the basis of such recommendation. The Agreements, which are substantially identical except for compensation provisions, provide that each of the Executives shall serve in such executive position as the Board of Directors may direct. The Agreements become effective only upon a "Change of Control" of the Corporation (the "Effective Date"). The term of employment under the Agreements is two years from the Effective Date. The Agreements are automatically renewed for an additional year in November of each year unless the Corporation gives notice of nonrenewal 60 days prior to the renewal date. Under the Agreements, a Change of Control of the Corporation is deemed to occur if a person (including a "group" under Section 13(d)(3) of the Securities Exchange Act of 1934, as amended) becomes the beneficial owner of 20% or more of the voting power of the Corporation or if, as the result of a tender offer, merger, proxy fight or similar transaction, the persons who were previously directors of the Corporation cease to constitute a majority of the Board. The Agreements are intended to ensure that, in the event of a Change of Control, each Executive will continue to receive payments and other benefits equivalent to those he was receiving at the time of a Change of Control for the duration of the term of the Agreement. The Agreements also provide, among other things, that should an Executive's employment be terminated by the Corporation (other than as a result of death, incapacity or misconduct) or by the Executive for good reason after the Effective Date of the Agreement, he would receive from the Corporation for the remaining term of his employment, payable in a lump sum, a defined amount generally equivalent to his then annual base salary rate. The Corporation would also maintain such Executive's participation in all benefit plans and programs (or provide equivalent benefits if such continued participation was not possible under the terms of such plans and programs) and pay him the full retirement benefits to which he would have been entitled had his employment not been terminated. An Executive whose employment has terminated would not be required to seek other employment in order to receive the defined benefits. The Agreements also provide that in the event an Executive's employment is terminated in connection with a Change of Control, triggering the payment of the above stated amounts, the Corporation shall make an additional gross-up payment to place the Executive in the same after-tax position as if no excise tax were imposed by the Internal Revenue Code.

           COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

         Members of the Compensation Committee include Mr. William A. Griffith, who retired from the Corporation in 1987 as Chairman and Chief Executive Officer of the Corporation.

                               SECURITY OWNERSHIP

         The Corporation is not aware of any person or group that is the beneficial owner of more than five percent of any class of the Corporation's voting securities. The following table presents certain information regarding the number and percentage of the shares of Common Stock beneficially owned (as such term is defined in Rule 13d-3 under the Securities Exchange Act of 1934, as amended) by each director and by each executive officer of the Corporation and by all directors and officers as a group, as of February 28, 1995. On that date, all of such persons together beneficially owned an aggregate of less than 1% of the outstanding shares of the Common Stock. Except as otherwise indicated, the directors and officers have sole voting and investment power with respect to the shares beneficially owned by them.

      Named Executive Officer,                             Number of Shares of Common Stock
         Director or Nominee                              and Nature of Beneficial Ownership
============================================================================================
         Arthur Brown.............................................................108,962 (1)
         William B. Booth..........................................................10,570 (1)
         J. Gary Childress..........................................................9,500 (1)
         John E. Clute............................................................... 300
         Joe Coors, Jr............................................................... -0-
         Leland O. Erdahl..........................................................31,575 (1)
         William A. Griffith........................................................1,006
         Joseph T. Heatherly ......................................................16,961 (1)
         Charles L. McAlpine..........................................................500
         Ralph R. Noyes............................................................39,000 (1)
         Jorge E. Ordonez C...........................................................-0-
         John P. Stilwell..........................................................13,105 (1)
         Richard J. Stoehr..........................................................3,000
         Michael B. White..........................................................15,618 (1)
         All present directors and executive officers as a group (14 persons).....250,097 (2)

1. Includes the following number of shares issuable upon the exercise by the following individuals of currently exercisable options: Mr. Brown, 93,000; Mr. Booth, 10,000; Mr. Childress, 9,500; Mr. Heatherly, 15,000;
         Mr. Noyes, 38,000; Mr. Stilwell, 13,000; and Mr. White, 15,000.

2. Includes 193,500 shares issuable upon the exercise of currently exercisable options.

     PROPOSAL TO APPROVE THE HECLA MINING COMPANY 1995 STOCK INCENTIVE PLAN

INTRODUCTION

         At the annual meeting, the Corporation's shareholders will be requested to consider and act upon a proposal to adopt an incentive stock plan to be known as the Hecla Mining Company 1995 Stock Incentive Plan (the "Incentive Plan"). On March 8, 1995, the Board of Directors adopted the Incentive Plan, subject to approval by the Corporation's shareholders. The Incentive Plan will become effective immediately upon approval by the Corporation's shareholders and will terminate ten years after its effective date. The purpose of the Incentive Plan is to give the Corporation a competitive advantage in attracting, retaining and motivating officers and key employees and to provide the Corporation with the ability to provide incentives more directly linked to the profitability of the Corporation's businesses and increases in shareholder value.

         Prior to the approval of the Incentive Plan by the Board of Directors, it was reviewed by outside counsel to the Corporation and an independent compensation consultant. THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR APPROVAL OF THE INCENTIVE PLAN.

DESCRIPTION

         Set forth below is a summary of certain important features of the Incentive Plan, which summary is qualified in its entirety by reference to the form of the plan attached as Exhibit A to this Proxy Statement:

         Administration. The Incentive Plan will be administered by the Compensation Committee or such other committee of the Board as the Board may from time to time designate (the "Committee"). Among other things, the Committee will have the authority to select officers and employees to whom awards may be granted, to determine the type of award as well as the number of shares of the Corporation's Common Stock to be covered by each award, and to determine the terms and conditions of any such awards. The Committee also will have the authority to adopt, alter and repeal such administrative rules, guidelines and practices governing the Incentive Plan as it deems advisable, to interpret the terms and provisions of the Incentive Plan and any awards issued thereunder and to otherwise supervise the administration of the Incentive Plan. All decisions made by the Committee pursuant to the Incentive Plan will be final and binding.

         Eligibility. Officers and employees of the Corporation designated by the Committee who are responsible for or contribute to the management, growth and profitability of the Corporation are eligible to be granted awards under the Incentive Plan. No grant will be made under the Incentive Plan to a director who is not an officer or a salaried employee. The Board currently estimates that approximately 25 persons will participate in the Incentive Plan.

         Plan Features. The Incentive Plan authorizes the issuance of up to 2,000,000 shares of the Corporation's Common Stock pursuant to the grant or exercise of stock options, including incentive stock options ("ISOs"), nonqualified stock options, stock appreciation rights ("SARs"), restricted stock and performance units. No single participant may be granted awards pursuant to the Incentive Plan covering in excess of 500,000 shares of the Corporation's Common Stock over the life of the Incentive Plan. Subject to the foregoing limits, the shares available under the Incentive Plan can be divided among the various types of awards and participants as the Committee sees fit. The shares subject to grant under the Incentive Plan are to be made available from authorized but unissued shares or from treasury shares as determined from time to time by the Board. Awards may be granted for such terms as the Committee may determine, except that the term of an ISO may not exceed ten years from its date of grant. No awards outstanding on the termination date of the Incentive Plan shall be affected or impaired by such termination. Awards will not be transferable, except by will and the laws of descent and distribution and, in the case of nonqualified stock options, pursuant to a qualified domestic relations order or a gift to an optionee's children. The Committee has broad authority to fix the terms and conditions of individual agreements with participants.

         As indicated above, several types of stock grants can be made under the Incentive Plan. A summary of these grants is set forth below:

         Stock Options. The Incentive Plan authorizes the Committee to grant options to purchase the Corporation's stock at an exercise price which cannot be less than 100% of the fair market value of such stock on the date of grant. The Incentive Plan permits optionees, with the approval of the Committee, to pay the exercise price of options in cash, stock (valued at its fair market value on the date of exercise) or a combination thereof, or by "cashless exercise" through a broker or the Corporation. The term of options shall be as determined by the Committee, but not longer than 10 years from the date of grant in the case of ISOs. The Committee also has the discretion to cash out options when they are exercised. The Committee will determine the time conditions under which options will become exercisable, and the extent to which they will be exercisable after the option holder's employment terminates. Generally, options terminate upon the option holder's termination of employment for cause (as defined in the Plan), and will remain exercisable for not more than one year after the option holder's death, not more than three years after the option holder's employment terminates because of disability, not more than five years after the option holder's retirement, and not more than three months after the option holder's employment terminates for any other reason. As noted above, options may be granted either as ISOs or nonqualified options. The principal difference between ISOs and nonqualified options is tax treatment. See "Federal Income Tax Consequences" below.

         SARs. The Incentive Plan authorizes the Committee to grant SARs in conjunction with all or part of any stock option granted under the Incentive Plan. An SAR entitles the holder to receive upon exercise the excess of the fair market value of a specified number of shares of stock at the time of exercise over a specified price per share. Such amount will be paid to the holder in stock (valued at its fair market value on the date of exercise), cash or a combination thereof, as the Committee may determine. An SAR may be granted as an alternative to a previously or contemporaneously granted nonqualified option, but may only be granted contemporaneously with the grant of an ISO. An SAR will entitle the optionee, in lieu of exercising the option, to receive the excess of the fair market value of a share of stock on the date of exercise over the option price multiplied by the number of shares for which the optionee is exercising the SAR. Because an SAR is an alternative to an option, the option will be canceled to the extent that the SAR is exercised, and the SAR will be canceled to the extent the option is exercised.

         Restricted Stock. The Incentive Plan authorizes the Committee to grant restricted stock to individuals with such restriction periods as the Committee may designate. The Committee may also provide at the time of grant that restricted stock cannot vest unless applicable performance goals are satisfied. These performance goals must be based on the attainment of one or any combination of the following: Specified levels of earnings per share from continuing operations, operating income, revenues, return on operating assets, return on equity, shareholder return, total shareholder return, ore reserve growth, achievement of cost controls, production targets at specific mines or companywide, or stock price of the Corporation. Such performance goals also may be based on the attainment of specified levels of Corporation performance under one or more of the measures described above relative to the performance of other corporations. Performance goals based on the foregoing factors are hereinafter referred to as "Performance Goals." The provisions of restricted stock awards (including any applicable Performance Goals) need not be the same with respect to each participant. During the restriction period, the Committee may require that the stock certificates evidencing restricted shares be held by the Corporation. Restricted stock may not be sold, assigned, transferred, pledged or otherwise encumbered. Restricted stock is forfeited upon termination of employment, unless otherwise provided by the Committee. Other than these restrictions on transfer and any other restrictions the Committee may impose, the participant will have all the rights of a holder of stock holding the class or series of stock that is the subject of the restricted stock award.

         Performance Units. The Incentive Plan authorizes the Committee to grant performance units payable in cash or shares of the Corporation's Common Stock, conditioned upon continued service and/or the attainment of Performance Goals (based on one or more of the measures described in the section entitled "Restricted Stock" above) determined by such Committee during an award cycle. An award cycle consists of a period of consecutive fiscal years or portions thereof designated by the Committee over which performance units are to be earned. At the conclusion of a particular award cycle, the Committee will determine the number of performance units granted to a participant that have been earned and will deliver to such participant (i) the number of shares of Common Stock equal to the number of performance units determined by the Committee to have been earned and/or (ii) the cash equal to the fair market value of such shares. The Committee may, in its discretion, permit participants to defer the receipt of performance units, provided that the election to defer payment is made prior to the commencement of the applicable award cycle.

         The Committee will have the authority to determine the officers and employees to whom, and the time or times at which, performance units will be awarded, the number of performance units to be awarded to any participant, the duration of the award cycle and any other terms and conditions of an award. In the event that a participant's employment is terminated (other than for Cause) or in the event of the participant's retirement, the Committee will have the discretion to waive, in whole or in part, any or all remaining payment limitations, provided however, that the satisfaction of any applicable Performance Goals by an employee who has been determined by the Committee to be subject to Section 162(m) of the Internal Revenue Code (see "Federal Income Tax Consequences" below) cannot be waived unless such employee's employment is terminated by death, disability or Change in Control.

         Tax Offset Bonuses. At the time an award is made under the Plan or at any time thereafter, the Committee may grant to the participant receiving such award the right to receive a cash payment in an amount specified by the Committee, to be paid at such time or times (if ever) as the award results in compensation income to the participant, for the purpose of assisting the participant to pay the resulting taxes, all as determined by the Committee and on such other terms and conditions as the Committee shall determine.

         Amendment and Discontinuance. The Incentive Plan may be amended, altered or discontinued by the Board of Directors, but no amendment, alteration or discontinuance may be made that would (i) impair the rights of an optionee under an option or a recipient of an SAR, restricted stock award or performance unit award previously granted without the optionee's or recipient's consent, except such an amendment made to qualify the Incentive Plan for the exemption provided by Rule 16b-3 under the Securities Exchange Act of 1934 ("Rule 16b-3"), or (ii) disqualify the Incentive Plan from the exemption provided by Rule 16b-3. Except as expressly provided in the Incentive Plan, the Incentive Plan may not be amended without shareholder approval to the extent such approval is required by law or agreement.

         The Incentive Plan provides that in the event of any change in corporate capitalization, such as a stock split, or a corporate transaction, such as any merger, consolidation, separation, spin-off or other distribution of property, or any reorganization or partial or complete liquidation of the Corporation, the Committee or Board may make such substitution or adjustment in the aggregate number and kind of shares reserved for issuance under the Incentive Plan, in the number, kind and option price of shares subject to outstanding stock options and SARs, and in the number and kind of shares subject to other outstanding awards granted under the Incentive Plan as may be determined to be appropriate by the Committee or Board, in its sole discretion. The Incentive Plan also provides that in the event of a Change in Control of the Corporation, as defined in the Incentive Plan, (i) any SARs and stock options outstanding as of the date of the Change in Control, other than SARs which have not been outstanding for at least six months on such date, which are not then exercisable and vested will become fully exercisable and vested, (ii) the restrictions and deferral limitations applicable to restricted stock will lapse and such restricted stock will become free of all restrictions and fully vested,
(iii) all performance units will be considered to be earned and payable in full and any deferral or other restrictions will lapse and such performance units will be settled in cash as promptly as practicable, and (iv) stock options may be surrendered, subject to certain limitations, at any time during the 60-day period following a Change in Control, for a cash payment (or, in certain circumstances, an equivalent number of shares of the Corporation's Common Stock) equal to the spread between the exercise price of the option and the Change in Control Price (as defined in the Incentive Plan).

FEDERAL INCOME TAX CONSEQUENCES

         The following discussion is intended only as a brief summary of the federal income tax rules that are generally relevant to stock options, SARs, restricted stock and performance units. The laws governing the tax aspects of awards are highly technical and such laws are subject to change.

         A. Nonqualified Options and SARs. Upon the grant of a nonqualified option (with or without an SAR), the optionee will not recognize any taxable income and the Corporation will not be entitled to a deduction. Upon the exercise of such an option or an SAR, the excess of the fair market value of the shares acquired on the exercise of the option over the option price (the "spread"), or the consideration paid to the optionee upon exercise of the SAR, will constitute compensation taxable to the optionee as ordinary income. In determining the amount of the spread or the amount of consideration paid to the optionee, the fair market value of the stock on the date of exercise is used, except that in the case of an optionee subject to the six-month, short-swing profit recovery provisions of Section 16(b) of the Exchange Act (generally officers and directors of the Corporation), the fair market value will be determined six months after the date on which the option was granted (if such date is later than the exercise date) unless such optionee elects to be taxed based on the fair market value at the date of exercise. Any such election (a "Section 83(b) election") must be made and filed with the IRS within 30 days after exercise in accordance with the regulations under Section 83(b) of the Code. The Corporation, in computing its federal income tax, will generally be entitled to a deduction in an amount equal to the compensation taxable to the optionee.

         B. ISOs. An optionee will not recognize taxable income on the grant or exercise of an ISO. However, the spread at exercise will constitute an item includible in alternative minimum taxable income, and thereby may subject the optionee to the alternative minimum tax. Such alternative minimum tax may be payable even though the optionee receives no cash upon the exercise of his ISO with which to pay such tax. Upon the disposition of shares of stock acquired pursuant to the exercise of an ISO after the later of (a) two years from the date of grant of the ISO or (b) one year after the transfer of the shares to the optionee (the "ISO Holding Period"), the optionee will recognize long-term capital gain or loss, as the case may be, measured by the difference between the stock's selling price and the exercise price. The Corporation is not entitled to any tax deduction by reason of the grant or exercise of an ISO, or by reason of a disposition of stock received upon exercise of an ISO if the ISO Holding Period is satisfied. Different rules apply if the optionee disposes of the shares of stock acquired pursuant to the exercise of an ISO before the expiration of the ISO Holding Period.

         C. Restricted Stock. A participant who is granted restricted stock may make a Section 83(b) election to have the grant taxed as compensation income at the date of receipt, with the result that any future appreciation (or depreciation) in the value of the shares of stock granted will be taxed as a capital gain (or loss) upon a subsequent sale of the shares. However, if the participant does not make a Section 83(b) election, then the grant will be taxed as compensation income at the full fair market value on the date that the restrictions imposed on the shares expire. Unless a participant makes a Section 83(b) election, any dividends paid on stock subject to the restrictions are compensation income to the participant and compensation expense to the Corporation. The Corporation is generally entitled to an income tax deduction for any compensation income taxed to the participant, subject to the provisions of IRC Section 162(m) (see below).

         D. Performance Units. A participant who has been granted a performance unit award will not realize taxable income until the applicable award cycle expires and the participant is in receipt of the stock subject to the award or an equivalent amount of cash, at which time such participant will realize ordinary income equal to the full fair market value of the shares delivered or the amount of cash paid. At that time, the Corporation generally will be allowed a corresponding tax deduction equal to the compensation taxable to the award recipient, subject to the provisions of IRC Section 162(m) (see below).

         The Incentive Plan has been designed to take into account recent tax law changes that impose limits on the ability of a public corporation to claim tax deductions for compensation paid to certain highly compensated executives. Internal Revenue Code ("IRC") Section 162(m) generally denies a corporate tax deduction for annual compensation exceeding $1 million paid to the Chief Executive Officer and the four other most highly compensated officers of a public corporation. Certain types of compensation, including options granted with a fair-market-value exercise price, and performance-based stock awards, are generally excluded from this deduction limit. The Corporation does not expect that it will pay compensation in excess of the $1 million limit in the foreseeable future. However, in an effort to ensure that options under the Incentive Plan will qualify for the exclusion for performance-based compensation, and to permit the Committee to grant other awards under the Incentive Plan that will also so qualify, the Incentive Plan is being submitted to shareholders for approval at the 1995 Annual Meeting. By approving the Incentive Plan, the shareholders will be approving, among other things, the performance measures, eligibility requirements and limits on various stock awards contained therein for purposes of IRC Section 162(m).

         It should be noted that final regulations have not yet been promulgated under IRC Section 162(m) and there can thus be no assurance that options and other awards under the Incentive Plan will qualify for the exclusion. Moreover, the Committee will have the authority to grant awards (other than options) under the Incentive Plan that are not subject to performance goals and therefore will not qualify as performance-based compensation for purposes of IRC Section 162(m). Finally, under certain circumstances such as death, disability and change in control (all as defined in the Incentive Plan), awards that would otherwise so qualify may result in the payment of compensation that is not qualified under IRC Section 162(m).

NEW PLAN BENEFITS

         It cannot be determined at this time what benefits or amounts, if any, will be received by or allocated to any person or group of persons under the Incentive Plan if the Incentive Plan is adopted or what benefits or amounts would have been received by or allocated to any person or group of persons for the last fiscal year if the Incentive Plan had been in effect.

VOTE REQUIRED

         Approval of the Hecla Mining Company 1995 Stock Incentive Plan requires the affirmative approval of the holders of a majority of the shares of the Corporation's Common Stock present in person, or by proxy, at the Annual Meeting.

         THE BOARD OF DIRECTORS BELIEVES THAT APPROVAL OF THE INCENTIVE PLAN IS IN THE BEST INTEREST OF ALL SHAREHOLDERS AND, ACCORDINGLY, RECOMMENDS A VOTE FOR APPROVAL OF THE PROPOSED HECLA MINING COMPANY 1995 STOCK INCENTIVE PLAN. Your proxy will be so voted unless you specify otherwise.

                  PROPOSAL TO APPROVE THE HECLA MINING COMPANY
                      STOCK PLAN FOR NONEMPLOYEE DIRECTORS

INTRODUCTION

         At the annual meeting, the Corporation's shareholders will be requested to consider and act upon a proposal to adopt an incentive stock plan to be known as the Hecla Mining Company Stock Plan for Nonemployee Directors (the "Directors Plan"). On March 8, 1995, subject to its approval by shareholders, the Corporation's Board of Directors adopted the Directors Plan. The Directors Plan will become effective immediately upon approval by the Corporation's shareholders and will terminate ten years after its effective date. The purposes of the Directors Plan include assisting the Corporation to attract and to retain qualified persons to serve as directors of the Corporation, to enhance the equity interest of directors in the Corporation, and to solidify the common interests of directors and shareholders in enhancing the value of the Corporation's Common Stock. The Directors Plan will result in nonemployee directors acquiring shares of Corporation stock on an annual basis through payment of a portion of their annual retainer in shares of the Corporation's Common Stock. By increasing the stock ownership of the Corporation's directors, their interests will be more closely aligned with the shareholders. Approval of the Directors Plan will result in an increase in compensation for the directors. This increase is the first increase in the annual retainer since 1981.

         Prior to the approval of the Directors Plan by the Board of Directors, it was reviewed by outside counsel to the Corporation and an independent compensation consultant. THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR APPROVAL OF THE DIRECTORS PLAN.

GENERAL DESCRIPTION

         The principal features of the Directors Plan are summarized below. The summary is qualified by reference to the complete text of the Plan, which is attached as Exhibit B to this Proxy Statement.

         Shareholders are being asked to approve the Directors Plan pursuant to which each nonemployee member of the Board of Directors will be credited annually with shares of the Corporation's Common Stock in addition to the current annual cash retainer paid to such directors. The 1000 shares of Common Stock payable to each nonemployee director under the Directors Plan (the "Stock Retainer") for each year will be credited to each such director on May 30 of each year during the term of the Directors Plan, commencing May 30, 1995. Nonemployee directors who join the Board of Directors after May 30 of any year will be credited with a pro rata grant of shares when they join the Board. Based upon the closing price of the Corporation's Common Stock on March 10, 1995, of $9.375 per share, the 1000 shares of Common Stock credited annually pursuant to the Stock Retainer would have a market value of $9375. Shares of Common Stock delivered to nonemployee directors pursuant to the Directors Plan may not be sold until at least six months following the date they are credited.

         Under the Directors Plan, the Stock Retainer will be delivered to directors on or beginning on the earlier of (i) a cessation of each individual's service as a director of the Corporation for any reason, or (ii) a Change in Control in the Corporation (as defined in the Directors Plan). Subject to certain restrictions, directors may elect to receive the Stock Retainers on such date or in annual installments thereafter over 5, 10 or 15 years. Dividends and distributions with respect to Stock Retainers will be paid at the time the related Stock Retainer is delivered, together with interest at a rate equal to the Corporation's cost of funds on all such distributions other than stock of the Corporation. The Corporation may contribute all Stock Retainers to a trust, to be held together with any dividends and distributions with respect thereto, until they are delivered in accordance with the terms of the Directors Plan and the nonemployee directors' elections thereunder. The assets of the trust will remain subject to the claims of the Corporation's creditors.

         The maximum number of shares of Common Stock which may be granted pursuant to the Directors Plan is 120,000, subject to adjustment. In the event of any change in the Common Stock by reason of any stock dividend, split, combination of shares, exchange of shares, warrants or rights offering to purchase Common Stock at a price below its fair market value, reclassification, recapitalization, merger, consolidation or other change in capitalization, appropriate adjustment shall be made by the Plan Committee (as defined below) in the number and kind of shares subject to the Plan and any other relevant provisions of the Plan, whose determination shall be binding and conclusive on all persons.

         The Directors Plan shall be administered by a committee consisting of the Chief Executive Officer, the Treasurer, the Controller, and the General Counsel of the Corporation (the "Plan Committee"), which will have full authority to construe and interpret the Directors Plan, to establish, amend and rescind rules and regulations relating to the Directors Plan, and to take all such actions and make all such determinations in connection with the Directors Plan as the Plan Committee may deem necessary or desirable. The Board may from time to time make such amendments to the Directors Plan as it may deem proper and in the best interest of the Corporation without further approval of the

Corporation's shareholders, provided that to the extent required to qualify transactions under the Directors Plan for exemption under Rule 16b-3, no amendment to the Directors Plan will be adopted without further approval of the Corporation's shareholders in the manner prescribed in the Directors Plan. In addition, the Board may terminate the Directors Plan at any time.

FEDERAL INCOME TAX CONSEQUENCES

         The following discussion is intended only as a brief summary of the federal income tax rules relevant to the Stock Retainer. The laws governing the tax aspects of awards are highly technical, and such laws are subject to change.

         A nonemployee director will not recognize taxable income upon the crediting of a Stock Retainer, but will recognize taxable compensation income upon the later of (i) receipt of a Stock Retainer and (ii) if the nonemployee director is then subject to the six-month, short-swing profit recovery provisions of Section 16(b) of the Securities Exchange Act of 1934, six months thereafter, unless such nonemployee director elects to be taxed upon receipt. Any such election (a "Section 83(b) election") must be made and filed with the IRS within 30 days after grant in accordance with the regulations under Section 83(b) of the Code. The amount of income will equal the fair market value of the Common Stock received, measured on the date the nonemployee director recognizes the compensation income. Dividends and other distributions that are made with respect to Stock Retainers prior to delivery will also be taxed as compensation income to the nonemployee directors when received by them, as will any interest paid thereon. The Corporation, in computing its federal income tax, will generally be entitled to compensation deductions at the same times and in the same amounts as the nonemployee directors recognize taxable compensation income.

VOTE REQUIRED

         Approval of the Hecla Mining Company Stock Plan for Nonemployee Directors requires the affirmative approval of the holders of a majority of the shares of Hecla Common Stock present in person, or by proxy, at the Annual Meeting.

         THE BOARD OF DIRECTORS BELIEVES THAT APPROVAL OF THE DIRECTORS PLAN IS IN THE BEST INTERESTS OF ALL SHAREHOLDERS AND, ACCORDINGLY, RECOMMENDS A VOTE FOR APPROVAL OF THE PROPOSED HECLA MINING COMPANY STOCK PLAN FOR NONEMPLOYEE DIRECTORS. Your proxy will be so voted unless you specify otherwise.

                              APPROVAL OF AUDITORS

         Coopers & Lybrand, independent public accountants, have been selected by the Board of Directors as independent auditors for the Corporation for the fiscal year ending December 31, 1995, subject to approval by the shareholders. Coopers & Lybrand, or its predecessor firm, has served as independent auditors for the Corporation since 1964. This firm is experienced in the field of mining accounting and is well qualified to act in the capacity of auditors. The selection of this firm was recommended to the Board of Directors by its Audit Committee, composed of Messrs. Coors, Erdahl and McAlpine, none of whom is an officer or employee of the Corporation. A representative of Coopers & Lybrand is expected to be present at the Annual Meeting to make a statement if he so desires and to be available to respond to questions of the shareholders.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR APPROVAL OF THE SELECTION OF COOPERS & LYBRAND AS THE CORPORATION'S INDEPENDENT AUDITORS FOR 1995.

             PROVISIONS OF THE CORPORATION'S BY-LAWS WITH RESPECT TO SHAREHOLDER PROPOSALS AND NOMINATIONS FOR ELECTION OF DIRECTORS

         The Corporation's By-Laws establish procedures governing the eligibility of nominees for election to the Board of Directors of the Corporation and the proposal of business to be considered by the shareholders at an Annual

Meeting. For nominations or other business to be properly brought before an Annual Meeting by a shareholder, the shareholder must have given timely notice thereof in writing to the Secretary of the Corporation. To be timely, a shareholder's notice shall be delivered to the Secretary at the principal executive offices of the Corporation not less than 60 days nor more than 90 days prior to the first anniversary of the preceding year's Annual Meeting; provided however, that in the event that the date of the Annual Meeting is advanced by more than 30 days or delayed by more than 60 days from such anniversary date, notice by the shareholder to be timely must be so delivered not earlier than the 90th day prior to such Annual Meeting and not later than the close of business on the later of the 60th day prior to such Annual Meeting or the 10th day following the day on which public announcement of the date of such meeting is first made. Such shareholder's notice shall set forth (a) as to each person whom the shareholder proposes to nominate for election or reelection as a director, all information relating to such person that is required to be disclosed in solicitations of proxies for election of directors, or is otherwise required, in each case pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), including such person's written consent to being named in the proxy statement as a nominee and to serving as a director if elected; (b) as to any other business that the shareholder proposes to bring before the meeting, who has not otherwise complied with the rules and regulations of the Securities and Exchange Commission for the inclusion of a shareholder proposal in the Corporation's proxy materials, a brief description of the business desired to be brought before the meeting, the reasons for conducting such business at the meeting and any material interest in such business of such shareholder and the beneficial owner, if any, on whose behalf the proposal is made; and (c) as to the shareholder giving the notice and the beneficial owner, if any, on whose behalf the nomination or proposal is made (i) the name and address of such shareholder, as they appear on the Corporation's books, and of such beneficial owner and (ii) the class and number of shares of the Corporation which are owned beneficially and of record by such shareholder and such beneficial owner. The Chairman of the meeting shall have the power and duty to determine whether a nomination or any business proposed to be brought before the meeting was made in accordance with the procedures set forth in the By-Laws and, if any proposed nomination or business is not in compliance with the By-Laws, to declare that such defective proposal shall be disregarded.

                  SHAREHOLDER PROPOSALS FOR 1996 ANNUAL MEETING

         The Corporation will review shareholder proposals intended to be included in proxy material for the 1996 Annual Meeting of Shareholders which are received by the Corporation at its principal executive offices no later than November 21, 1995, subject to the By-Law provision discussed above. Such proposals must be submitted in writing and should be sent to the attention of the Secretary of the Corporation.

                                  ANNUAL REPORT

         The Corporation's Annual Report to Shareholders, including financial statements, for the year ended December 31, 1994 (the "Annual Report"), is being mailed to shareholders with this Proxy Statement. In addition, a shareholder of record may obtain a copy of the Corporation's Annual Report on Form 10-K for the fiscal year ended December 31, 1994 (the "Form 10-K"), without cost, upon written request to the Secretary of the Corporation. The Annual Report and the Form 10-K are not part of the proxy solicitation material for the Annual Meeting.

                                 OTHER BUSINESS

         As of the date of this Proxy Statement, the Board of Directors is not aware of any matters that will be presented for action at the Annual Meeting other than those described above. However, should other business properly be brought before the Annual Meeting, Proxies will be voted thereon in the discretion of the persons acting thereunder.

                                             By Order of the Board of Directors,

                                             Michael B. White
March 27, 1995                               Secretary

                                                                       Exhibit A

                 HECLA MINING COMPANY 1995 STOCK INCENTIVE PLAN

SECTION 1.  PURPOSE; DEFINITIONS

         The purpose of the Plan is to give the Corporation a competitive advantage in attracting, retaining and motivating officers and employees and to provide the Corporation and its subsidiaries with a stock plan providing incentives more directly linked to the profitability of the Corporation's businesses and increases in shareholder value.

         For purposes of the Plan, the following terms are defined as set forth below:

         a. "Affiliate" means a corporation or other entity controlled by the Corporation and designated by the Committee from time to time as such.

         b. "Award" means a Stock Appreciation Right, Stock Option, Restricted Stock or Performance Units.

         c. "Award Cycle" shall mean a period of consecutive fiscal years or portions thereof designated by the Committee over which Performance Units are to be earned.

         d. "Board" means the Board of Directors of the Corporation.

         e. "Cause" means (1) conviction of a participant for committing a felony under federal law or the law of the state in which such action occurred,
(2) dishonesty in the course of fulfilling a participant's employment duties or
(3) willful and deliberate failure on the part of a participant to perform his employment duties in any material respect, or such other events as shall be determined by the Committee. The Committee shall have the sole discretion to determine whether "Cause" exists, and its determination shall be final.

         f. "Change in Control" and "Change in Control Price" have the meanings set forth in Sections 10(b) and (c), respectively.

         g. "Code" means the Internal Revenue Code of 1986, as amended from time to time, and any successor thereto.

         h. "Commission" means the Securities and Exchange Commission or any successor agency.

         i. "Committee" means the Committee referred to in Section 2.

         j. "Common Stock" means common stock, par value $.25 per share, of the Corporation.

         k. "Corporation" means Hecla Mining Company, a Delaware corporation.

         l. "Covered Employee" means a participant designated prior to the grant of shares of Restricted Stock or Performance Units by the Committee who is or may be a "covered employee" within the meaning of Section 162(m)(3) of the Code in the year in which Restricted Stock or Performance Units are expected to be taxable to such participant.

         m. "Disability" means permanent and total disability as determined under procedures established by the Committee for purposes of the Plan.

         n. "Disinterested Person" means a member of the Board who qualifies as a disinterested person as defined in Rule 16b-3(c)(2), as promulgated by the Commission under the Exchange Act, or any successor definition adopted by the Commission.

         o. "Early Retirement" means retirement from active employment with the Corporation, a subsidiary or Affiliate pursuant to the early retirement provisions of the applicable pension plan of such employer.

         p. "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time, and any successor thereto.

         q. "Fair Market Value" means, except as provided in Sections 5(j) and 6(b)(ii)(2), as of any given date, the mean between the highest and lowest reported sales prices of the Common Stock on the New York Stock Exchange Composite Tape or, if not listed on such exchange, on any other national securities exchange on which the Common Stock is listed or on NASDAQ. If there is no regular public trading market for such Common Stock, the Fair Market Value of the Common Stock shall be determined by the Committee in good faith.

         r. "Incentive Stock Option" means any Stock Option designated as, and qualified as, an "Incentive Stock Option" within the meaning of Section 422 of the Code.

         s. "Nonqualified Stock Option" means any Stock Option that is not an Incentive Stock Option.

         t. "Normal Retirement" means retirement from active employment with the Corporation, a subsidiary or Affiliate at or after age 65.

         u. "Performance Goals" means the performance goals established by the Committee prior to the grant of Restricted Stock or Performance Units that are based on the attainment of one or any combination of the following: Specified levels of earnings per share from continuing operations, operating income, revenues, return on operating assets, return on equity, shareholder return (measured in terms of stock price appreciation) and/or total shareholder return (measured in terms of stock price appreciation and/or dividend growth), ore reserve growth, achievement of cost control, production targets at specific mines or companywide, or stock price of the Corporation or such subsidiary, division or department of the Corporation for or within which the participant is primarily employed and that are intended to qualify under Section 162(m)(4)(C) of the Code. Such Performance Goals also may be based upon attaining specified levels of Corporation performance under one or more of the measures described above relative to the performance of other corporations. Such Performance Goals shall be set by the Committee within the time period prescribed by Section 162(m) of the Code and related regulations.

         v. "Performance Units" means an award made pursuant to Section 8.

         w. "Plan" means the Hecla Mining Company 1995 Stock Incentive Plan, as set forth herein and as hereinafter amended from time to time.

         x. "Restricted Stock" means an award granted under Section 7.

         y.  "Retirement" means Normal or Early Retirement.

         z. "Rule 16b-3" means Rule 16b-3, as promulgated by the Commission under Section 16(b) of the Exchange Act, as amended from time to time.

         aa.  "Stock Appreciation Right" means a right granted under Section 6.

         bb.  "Stock Option" means an option granted under Section 5.

         cc. "Termination of Employment" means the termination of the participant's employment with the Corporation and any subsidiary or Affiliate. A participant employed by a subsidiary or an Affiliate shall also be deemed to incur a Termination of Employment if the subsidiary or Affiliate ceases to be such a subsidiary or an Affiliate, as the case may be, and the participant does not immediately thereafter become an employee of the Corporation or another subsidiary or Affiliate. Temporary absences from employment because of illness, vacation or leave of absence and transfers among the Corporation and its subsidiaries and Affiliates shall not be considered Terminations of Employment.

         In addition, certain other terms used herein have definitions given to them in the first place in which they are used.

SECTION 2.  ADMINISTRATION

         The Plan shall be administered by the Compensation Committee or such other committee of the Board as the Board may from time to time designate (the "Committee"), which shall be composed of not less than two Disinterested Persons, each of whom shall be an "outside director" for purposes of Section 162(m)(4) of the Code, and shall be appointed by and serve at the pleasure of the Board.

         The Committee shall have plenary authority to grant Awards pursuant to the terms of the Plan to officers and employees of the Corporation and its subsidiaries and Affiliates.

         Among other things, the Committee shall have the authority, subject to the terms of the Plan:

         (a) To select the officers and employees to whom Awards may from time to time be granted;

         (b) Determine whether and to what extent Incentive Stock Options, Nonqualified Stock Options, Stock Appreciation Rights, Restricted Stock and Performance Units or any combination thereof are to be granted hereunder;

         (c) Determine the number of shares of Common Stock to be covered by each Award granted hereunder;

         (d) Determine the terms and conditions of any Award granted hereunder (including, but not limited to, the option price (subject to Section 5(a)), any vesting condition, restriction or limitation (which may be related to the performance of the participant, the Corporation or any subsidiary or Affiliate) and any vesting acceleration or forfeiture waiver regarding any Award and the shares of Common Stock relating thereto, based on such factors as the Committee shall determine;

         (e) Modify, amend or adjust the terms and conditions of any Award, at any time or from time to time, including but not limited to Performance Goals; provided however, that the Committee may not adjust upwards the amount payable to a designated Covered Employee with respect to a particular award upon the satisfaction of applicable Performance Goals;

         (f) Determine to what extent and under what circumstances Common Stock and other amounts payable with respect to an Award shall be deferred; and

         (g) Determine under what circumstances an Award may be settled in cash or Common Stock under Sections 5(j) and 8(b)(i).

         The Committee shall have the authority to adopt, alter and repeal such administrative rules, guidelines and practices governing the Plan as it shall from time to time deem advisable, to interpret the terms and provisions of the

Plan and any Award issued under the Plan (and any agreement relating thereto) and to otherwise supervise the administration of the Plan.

         The Committee may act only by a majority of its members then in office, except that the members thereof may (i) delegate to an officer of the Corporation the authority to make decisions pursuant to paragraphs (c), (f),
(g), (h) and (i) of Section 5 (provided that no such delegation may be made that would cause Awards or other transactions under the Plan to cease to be exempt from Section 16(b) of the Exchange Act) and (ii) authorize any one or more of their number or any officer of the Corporation to execute and deliver documents on behalf of the Committee.

         Any determination made by the Committee or pursuant to delegated authority pursuant to the provisions of the Plan with respect to any Award shall be made in the sole discretion of the Committee or such delegate at the time of the grant of the Award or, unless in contravention of any express term of the Plan, at any time thereafter. All decisions made by the Committee or any appropriately delegated officer pursuant to the provisions of the Plan shall be final and binding on all persons, including the Corporation and Plan participants.

SECTION 3.  COMMON STOCK SUBJECT TO PLAN

         The total number of shares of Common Stock reserved and available for grant under the Plan shall be 2,000,000. No participant may be granted Awards covering in excess of 500,000 shares of Common Stock over the life of the Plan. Shares subject to an Award under the Plan may be authorized and unissued shares or may be treasury shares.

         Subject to Section 7(c)(iv), if any shares of Restricted Stock are forfeited for which the participant did not receive any benefits of ownership (as such phrase is construed by the Commission or its Staff), or if any Stock Option (and related Stock Appreciation Right, if any) terminates without being exercised, or if any Stock Appreciation Right is exercised for cash, shares subject to such Awards shall again be available for distribution in connection with Awards under the Plan.

         In the event of any change in corporate capitalization, such as a stock split or a corporate transaction, such as any merger, consolidation, separation, including a spin-off, or other distribution of stock or property of the Corporation, any reorganization (whether or not such reorganization comes within the definition of such term in Section 368 of the Code) or any partial or complete liquidation of the Corporation, the Committee or Board may make such substitution or adjustments in the aggregate number and kind of shares reserved for issuance under the Plan, in the number, kind and option price of shares subject to outstanding Stock Options and Stock Appreciation Rights, in the number and kind of shares subject to other outstanding Awards granted under the Plan and/or such other equitable substitution or adjustments as it may determine to be appropriate in its sole discretion; provided however, that the number of shares subject to any Award shall always be a whole number. Such adjusted option price shall also be used to determine the amount payable by the Corporation upon the exercise of any Stock Appreciation Right associated with any Stock Option.

SECTION 4.  ELIGIBILITY

         Officers and employees of the Corporation, its subsidiaries and Affiliates who are responsible for or contribute to the management, growth and profitability of the business of the Corporation, its subsidiaries and Affiliates are eligible to be granted Awards under the Plan. No grant shall be made under this Plan to a director who is not an officer or a salaried employee of the Corporation, its subsidiaries or Affiliates.

SECTION 5.  STOCK OPTIONS

         Stock Options may be granted alone or in addition to other Awards granted under the Plan and may be of two types: Incentive Stock Options and Nonqualified Stock Options. Any Stock Option granted under the Plan shall be in such form as the Committee may from time to time approve.

         The Committee shall have the authority to grant any optionee Incentive Stock Options, Nonqualified Stock Options or both types of Stock Options (in each case with or without Stock Appreciation Rights); provided however, that grants hereunder are subject to the aggregate limit on grants to individual participants set forth in Section 3. Incentive Stock Options may be granted only to employees of the Corporation and its subsidiaries (within the meaning of Section 424(f) of the Code). To the extent that any Stock Option is not designated as an Incentive Stock Option or even if so designated does not qualify as an Incentive Stock Option, it shall constitute a Nonqualified Stock Option.

         Stock Options shall be evidenced by option agreements, the terms and provisions of which may differ. An option agreement shall indicate on its face whether it is intended to be an agreement for an Incentive Stock Option or a Nonqualified Stock Option. The grant of a Stock Option shall occur on the date the Committee by resolution selects an individual to be a participant in any grant of a Stock Option, determines the number of shares of Common Stock to be subject to such Stock Option to be granted to such individual and specifies the terms and provisions of the Stock Option. The Corporation shall notify a participant of any grant of a Stock Option, and a written option agreement or agreements shall be duly executed and delivered by the Corporation to the participant. Such agreement or agreements shall become effective upon execution by the Corporation and the participant.

         Anything in the Plan to the contrary notwithstanding, no term of the Plan relating to Incentive Stock Options shall be interpreted, amended or altered nor shall any discretion or authority granted under the Plan be exercised so as to disqualify the Plan under Section 422 of the Code or, without the consent of the optionee affected, to disqualify any Incentive Stock Option under such Section 422.

         Stock Options granted under the Plan shall be subject to the following terms and conditions and shall contain such additional terms and conditions as the Committee shall deem desirable:

         (a) Option Price. The option price per share of Common Stock purchasable under a Stock Option shall be determined by the Committee and set forth in the option agreement, and shall not be less than the Fair Market Value of the Common Stock subject to the Stock Option on the date of grant.

         (b) Option Term. The term of each Stock Option shall be fixed by the Committee, but no Incentive Stock Option shall be exercisable more than 10 years after the date the Stock Option is granted.

         (c) Exercisability. Except as otherwise provided herein, Stock Options shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Committee. If the Committee provides that any Stock Option is exercisable only in installments, the Committee may at any time waive such installment exercise provisions, in whole or in part, based on such factors as the Committee may determine. In addition, the Committee may at any time accelerate the exercisability of any Stock Option.

         (d) Method of Exercise. Subject to the provisions of this Section 5, Stock Options may be exercised, in whole or in part, at any time during the option term by giving written notice of exercise to the Corporation specifying the number of shares of Common Stock subject to the Stock Option to be purchased.

         Such notice shall be accompanied by payment in full of the purchase price by certified or bank check or such other instrument as the Corporation may accept. If approved by the Committee, payment, in full or in part, may also be made in the form of unrestricted Common Stock already owned by the optionee of the same class as the Common Stock subject to the Stock Option (based on the Fair Market Value of the Common Stock on the date the Stock Option is exercised); provided however, that, in the case of an Incentive Stock Option the right to make a payment in the form of already owned shares of Common Stock of the same class as the Common Stock subject to the Stock Option may be authorized only at the time the Stock Option is granted.

         In the discretion of the Committee, payment for any shares subject to a Stock Option may also be made by delivering a properly executed exercise notice to the Corporation, together with a copy of irrevocable instructions to a broker to deliver promptly to the Corporation the amount of sale or loan proceeds to pay the purchase price, and, if requested, by the amount of any federal, state, local or foreign withholding taxes. To facilitate the foregoing, the Corporation may enter into agreements for coordinated procedures with one or more brokerage firms.

         In addition, in the discretion of the Committee, payment for any shares subject to a Stock Option may also be made by instructing the Committee to withhold a number of such shares having a Fair Market Value on the date of exercise equal to the aggregate exercise price of such Stock Option.

         No shares of Common Stock shall be issued until full payment therefor has been made. An optionee shall have all of the rights of a shareholder of the Corporation holding the class or series of Common Stock that is subject to such Stock Option (including, if applicable, the right to vote the shares and the right to receive dividends), when the optionee has given written notice of exercise, has paid in full for such shares and, if requested, has given the representation described in Section 13(a).

         (e) Nontransferability of Stock Options. No Stock Option shall be transferable by the optionee other than (i) by will or by the laws of descent and distribution; or (ii) in the case of a Nonqualified Stock Option, pursuant to (a) a qualified domestic relations order (as defined in the Code or Title I of the Employee Retirement Income Security Act of 1974, as amended, or the rules thereunder) or (b) a gift to such optionee's children, whether directly or indirectly or by means of a trust or partnership or otherwise, if expressly permitted under the applicable option agreement. All Stock Options shall be exercisable, subject to the terms of this Plan, during the optionee's lifetime, only by the optionee or by the guardian or legal representative of the optionee or, in the case of a Nonqualified Stock Option, its alternative payee pursuant to such qualified domestic relations order, it being understood that the terms "holder" and "optionee" include the guardian and legal representative of the optionee named in the option agreement and any person to whom an option is transferred by will or the laws of descent and distribution or, in the case of a Nonqualified Stock Option, pursuant to a qualified domestic relations order or a gift permitted under the applicable option agreement.

         (f) Termination by Death. Unless otherwise determined by the Committee, if an optionee's employment terminates by reason of death, any Stock Option held by such optionee may thereafter be exercised, to the extent then exercisable, or on such accelerated basis as the Committee may determine, for a period of one year (or such other period as the Committee may specify in the option agreement) from the date of such death or until the expiration of the stated term of such Stock Option, whichever period is the shorter.

         (g) Termination by Reason of Disability. Unless otherwise determined by the Committee, if an optionee's employment terminates by reason of Disability, any Stock Option held by such optionee may thereafter be exercised by the optionee, to the extent it was exercisable at the time of termination, or on such accelerated basis as the Committee may determine, for a period of three years (or such shorter period as the Committee may specify in the option agreement) from the date of such termination of employment or until the expiration of the stated term of such Stock Option, whichever period is the shorter; provided however, that if the optionee dies within such period, any unexercised Stock Option held by such optionee shall, notwithstanding the expiration of such period, continue to be exercisable to the extent to which it was exercisable at the time of death for a period of 12 months from the date of such death or until the expiration of the stated term of such Stock Option, whichever period is the shorter. In the event of termination of employment by reason of Disability, if an Incentive Stock Option is exercised after the expiration of the exercise periods that apply for purposes of Section 422 of the Code, such Stock Option will thereafter be treated as a Nonqualified Stock Option.

         (h) Termination by Reason of Retirement. Unless otherwise determined by the Committee, if an optionee's employment terminates by reason of Retirement, any Stock Option held by such optionee may thereafter be exercised by the optionee, to the extent it was exercisable at the time of such Retirement, or on such accelerated basis as the Committee may determine, for a period of five years (or such shorter period as the Committee may specify in the option agreement) from the date of such termination of employment or until the expiration of the stated term of such Stock Option, whichever period is the shorter; provided however, that if the optionee dies within such period any unexercised Stock Option held by such optionee shall, notwithstanding the expiration of such period, continue to be exercisable to the extent to which it was exercisable at the time of death for a period of 12 months from the date of such death or until the expiration of the stated term of such Stock Option, whichever period is the shorter. In the event of termination of employment by reason of Retirement, if an Incentive Stock Option is exercised after the expiration of the exercise periods that apply for purposes of Section 422 of the Code, such Stock Option will thereafter be treated as a Nonqualified Stock Option.

         (i) Other Termination. Unless otherwise determined by the Committee:
(A) If an optionee incurs a Termination of Employment for Cause, all Stock Options held by such optionee shall thereupon terminate; and (B) If an optionee incurs a Termination of Employment for any reason other than death, Disability or Retirement or for Cause, any Stock Option held by such optionee, to the extent then exercisable, or on such accelerated basis as the Committee may determine, may be exercised for the lesser of three months from the date of such Termination of Employment or the balance of such Stock Option's term; provided however, that if the optionee dies within such three-month period, any unexercised Stock Option held by such optionee shall, notwithstanding the expiration of such three-month period, continue to be exercisable to the extent to which it was exercisable at the time of death for a period of 12 months from the date of such death or until the expiration of the stated term of such Stock Option, whichever period is the shorter. Notwithstanding the foregoing, if an optionee incurs a Termination of Employment at or after a Change in Control (as defined Section 10(b)), other than by reason of death, Disability or Retirement, any Stock Option held by such optionee shall be exercisable for the lesser of
(1) six months and one day from the date of such Termination of Employment, and
(2) the balance of such Stock Option's term. In the event of Termination of Employment, if an Incentive Stock Option is exercised after the expiration of the exercise periods that apply for purposes of Section 422 of the Code, such Stock Option will thereafter be treated as a Nonqualified Stock Option.

         (j) Cashing Out of Stock Option. On receipt of written notice of exercise, the Committee may elect to cash out all or part of the portion of the shares of Common Stock for which a Stock Option is being exercised by paying the optionee an amount, in cash or Common Stock, equal to the excess of the Fair Market Value of the Common Stock over the option price times the number of shares of Common Stock for which the Option is being exercised on the effective date of such cash-out.

         Cash-outs pursuant to this Section 5(j) relating to Options held by optionees who are actually or potentially subject to Section 16(b) of the Exchange Act shall comply with the "window period" provisions of Rule 16b-3, to the extent applicable, and, in the case of cash-outs of Nonqualified Stock Options held by such optionees, the Committee may determine Fair Market Value under the pricing rule set forth in Section 6(b)(ii)(2).

         (k) Change in Control Cash-Out. Notwithstanding any other provision of the Plan, during the 60-day period from and after a Change in Control (the "Exercise Period"), unless the Committee shall determine otherwise at the time of grant, an optionee shall have the right, whether or not the Stock Option is fully exercisable and in lieu of the payment of the exercise price for the shares of Common Stock being purchased under the Stock Option and by giving notice to the Corporation, to elect (within the Exercise Period) to surrender all or part of the Stock Option to the Corporation and to receive cash, within 30 days of such notice, in an amount equal to the amount by which the Change in Control Price per share of Common Stock on the date of such election shall exceed the exercise price per share of Common Stock under the Stock Option (the "Spread") multiplied by the number of shares of Common Stock granted under the Stock Option as to which the right granted under this Section 5(k) shall have been exercised;

provided however, that if the Change in Control is within six months of the date of grant of a particular Stock Option held by an optionee who is an officer or director of the Corporation and is subject to Section 16(b) of the Exchange Act, no such election shall be made by such optionee with respect to such Stock Option prior to six months from the date of grant. However, if the end of such 60-day period from and after a Change in Control is within six months of the date of grant of a Stock Option held by an optionee who is an officer or director of the Corporation and is subject to Section 16(b) of the Exchange Act, such Stock Option shall be canceled in exchange for a cash payment to the optionee, effected on the day which is six months and one day after the date of grant of such Option, equal to the Spread multiplied by the number of shares of Common Stock granted under the Stock Option.

SECTION 6.  STOCK APPRECIATION RIGHTS

         (a) Grant and Exercise. Stock Appreciation Rights may be granted in conjunction with all or part of any Stock Option granted under the Plan. In the case of a Nonqualified Stock Option, such rights may be granted either at or after the time of grant of such Stock Option. In the case of an Incentive Stock Option, such rights may be granted only at the time of grant of such Stock Option. A Stock Appreciation Right shall terminate and no longer be exercisable upon the termination or exercise of the related Stock Option.

         A Stock Appreciation Right may be exercised by an optionee in accordance with Section 6(b) by surrendering the applicable portion of the related Stock Option in accordance with procedures established by the Committee. Upon such exercise and surrender, the optionee shall be entitled to receive an amount determined in the manner prescribed in Section 6(b). Stock Options which have been so surrendered shall no longer be exercisable to the extent the related Stock Appreciation Rights have been exercised.

         (b) Terms and Conditions. Stock Appreciation Rights shall be subject to such terms and conditions as shall be determined by the Committee, including the following:

              (i) Stock Appreciation Rights shall be exercisable only at such time or times and to the extent that the Stock Options to which they relate are exercisable in accordance with the provisions of
              Section 5 and this Section 6; provided however, that a Stock Appreciation Right shall not be exercisable during the first six months of its term by an optionee who is actually or potentially subject to Section 16(b) of the Exchange Act, except that this limitation shall not apply in the event of death or Disability of the optionee prior to the expiration of the six-month period.

              (ii) Upon the exercise of a Stock Appreciation Right, an optionee shall be entitled to receive an amount in cash, shares of Common Stock or both, equal in value to the excess of the Fair Market Value of one share of Common Stock over the option price per share specified in the related Stock Option multiplied by the number of shares in respect of which the Stock Appreciation Right shall have been exercised, with the Committee having the right to determine the form of payment.

                         In the case of Stock Appreciation Rights relating to
              Stock Options held by optionees who are actually or potentially subject to Section 16(b) of the Exchange Act, the Committee:

                  (1) May require that such Stock Appreciation Rights be exercised for cash only in accordance with the applicable "window period" provisions of Rule 16b-3; and

                  (2) In the case of Stock Appreciation Rights relating to Nonqualified Stock Options, may provide that the amount to be paid in cash upon exercise of such Stock Appreciation Rights during a Rule 16b-3 "window period" shall be based on the highest of the daily means between the highest and lowest reported sales prices of the Common Stock on the New York Stock Exchange or other national securities exchange on which the shares are listed or on NASDAQ, as applicable, on any day during such "window period."

              (iii) Stock Appreciation Rights shall be transferable only to permitted transferees of the underlying Stock Option in accordance with Section 5(e).

              (iv) Upon the exercise of a Stock Appreciation Right, the Stock Option or part thereof to which such Stock Appreciation Right is related shall be deemed to have been exercised for the purpose of the limitation set forth in Section 3 on the number of shares of Common Stock to be issued under the Plan, but only to the extent of the number of shares covered by the Stock Appreciation Right at the time of exercise based on the value of the Stock Appreciation Right at such time.

SECTION 7.  RESTRICTED STOCK

         (a) Administration. Shares of Restricted Stock may be awarded either alone or in addition to other Awards granted under the Plan. The Committee shall determine the officers and employees to whom and the time or times at which grants of Restricted Stock will be awarded, the number of shares to be awarded to any participant (subject to the aggregate limit on grants to individual participants set forth in Section 3), the conditions for vesting, the time or times within which such Awards may be subject to forfeiture and any other terms and conditions of the Awards, in addition to those contained in Section 7(c).

         The Committee may, prior to grant, condition vesting of Restricted Stock upon the attainment of Performance Goals. The Committee may, in addition to or instead of requiring satisfaction of Performance Goals, condition vesting upon the continued service of the participant. The provisions of Restricted Stock Awards (including the applicable Performance Goals) need not be the same with respect to each recipient.

         (b) Awards and Certificates. Shares of Restricted Stock shall be evidenced in such manner as the Committee may deem appropriate, including book-entry registration or issuance of one or more stock certificates. Any certificate issued in respect of shares of Restricted Stock shall be registered in the name of such participant and shall bear an appropriate legend referring to the terms, conditions and restrictions applicable to such Award, substantially in the following form:

                  "The transferability of this certificate and the shares of stock represented hereby are subject to the terms and conditions (including forfeiture) of the Hecla Mining Company 1995 Stock Incentive Plan and a Restricted Stock Agreement. Copies of such Plan and Agreement are on file at the offices of Hecla Mining Company, 6500 Mineral Drive, Coeur d'Alene, Idaho 83814-8788."

         The Committee may require that the certificates evidencing such shares be held in custody by the Corporation until the restrictions thereon shall have lapsed and that, as a condition of any Award of Restricted Stock, the participant shall have delivered a stock power, endorsed in blank, relating to the Common Stock covered by such Award.

         (c) Terms and Conditions. Shares of Restricted Stock shall be subject to the following terms and conditions:

              (i) Subject to the provisions of the Plan and the Restricted Stock Agreement referred to in Section 7(c)(vi), during the period, if any, set by the Committee, commencing with the date of such Award for which such participant's continued service is required (the "Restriction Period"), and until the later of (i) the expiration of the Restriction Period and (ii) the date the applicable Performance

              Goals (if any) are satisfied, the participant shall not be permitted to sell, assign, transfer, pledge or otherwise encumber shares of Restricted Stock; provided, that the foregoing shall not prevent a participant from pledging Restricted Stock as security for a loan, the sole purpose of which is to provide funds to pay the option price for Stock Options. Within these limits, the Committee may provide for the lapse of restrictions based upon period of service in installments or otherwise and may accelerate or waive, in whole or in part, restrictions based upon period of service or upon performance; provided however, that in the case of Restricted Stock subject to Performance Goals granted to a participant who is a Covered Employee, the applicable Performance Goals have been satisfied.

              (ii) Except as provided in this paragraph (ii) and Section 7(c)(i) and the Restricted Stock Agreement, the participant shall have, with respect to the shares of Restricted Stock, all of the rights of a shareholder of the Corporation holding the class or series of Common Stock that is the subject of the Restricted Stock, including, if applicable, the right to vote the shares and the right to receive any cash dividends. If so determined by the Committee in the applicable Restricted Stock Agreement and subject to Section 13(e) of the Plan, (1) cash dividends on the class or series of Common Stock that is the subject of the Restricted Stock Award shall be automatically deferred and reinvested in additional Restricted Stock, held subject to vesting of the underlying Restricted Stock, or held subject to meeting Performance Goals applicable only to dividends, and (2) dividends payable in Common Stock shall be paid in the form of Restricted Stock of the same class as the Common Stock with which such dividend was paid, held subject to vesting of the underlying Restricted Stock, or held subject to meeting Performance Goals applicable only to dividends.

              (iii) Except to the extent otherwise provided in the applicable Restricted Stock Agreement and Sections 7(c)(i), 7(c)(iv) and 10(a)(ii), upon a participant's Termination of Employment for any reason during the Restriction Period or before the applicable Performance Goals are satisfied, all shares still subject to restriction shall be forfeited by the participant.

              (iv) Except to the extent otherwise provided in Section 10(a)(ii), in the event that a participant retires or such participant's employment is involuntarily terminated (other than for Cause), the Committee shall have the discretion to waive, in whole or in part, any or all remaining restrictions (other than, in the case of Restricted Stock with respect to which a participant is a Covered Employee, satisfaction of any applicable Performance Goals unless the participant's employment is terminated by reason of death or Disability) with respect to any or all of such participant's shares of Restricted Stock.

              (v) If and when any applicable Performance Goals are satisfied and the Restriction Period expires without a prior forfeiture of the Restricted Stock, unlegended certificates for such shares shall be delivered to the participant upon surrender of the legended certificates.

              (vi) Each Award shall be confirmed by, and be subject to, the terms of a Restricted Stock Agreement.

SECTION 8.  PERFORMANCE UNITS

         (a) Administration. Performance Units may be awarded either alone or in addition to other Awards granted under the Plan. The Committee shall determine the officers and employees to whom and the time or times at which Performance Units shall be awarded, the number of Performance Units to be awarded to any participant (subject to the aggregate limit on grants to individual participants set forth in Section 3), the duration of the Award Cycle and any other terms and conditions of the Award, in addition to those contained in Section 8(b).

         The Committee may condition the settlement of Performance Units upon the continued service of the participant, the attainment of Performance Goals, or both. The provisions of such Awards (including the applicable Performance Goals) need not be the same with respect to each recipient.

         (b) Terms and Conditions. Performance Units Awards shall be subject to the following terms and conditions:

              (i) Subject to the provisions of the Plan and the Performance Units Agreement referred to in Section 8(b)(vi), Performance Units may not be sold, assigned, transferred, pledged or otherwise encumbered during the Award Cycle. At the expiration of the Award Cycle, the Committee shall evaluate the Corporation's performance in light of the Performance Goals for such Award to the extent applicable, and shall determine the number of Performance Units granted to the participant which have been earned, and the Committee may then elect to deliver (1) a number of shares of Common Stock equal to the number of Performance Units determined by the Committee to have been earned, or (2) cash equal to the Fair Market Value of such number of shares of Common Stock to the participant.

              (ii) Except to the extent otherwise provided in the applicable Performance Unit Agreement and Sections 8(b)(iii) and 10(a)(iii), upon a participant's Termination of Employment for any reason during the Award Cycle or before any applicable Performance Goals are satisfied, the rights to the shares still covered by the Performance Units Award shall be forfeited by the participant.

              (iii) Except to the extent otherwise provided in Section 10(a)(iii), in the event that a participant's employment is terminated (other than for Cause) or in the event a participant retires, the Committee shall have the discretion to waive, in whole or in part, any or all remaining payment limitations (other than, in the case of Performance Units with respect to which a participant is a Covered Employee, satisfaction of any applicable Performance Goals unless the participant's employment is terminated by reason of death or Disability) with respect to any or all of such participant's Performance Units.

              (iv) A participant may elect to further defer receipt of the Performance Units payable under an Award (or an installment of an Award) for a specified period or until a specified event, subject in each case to the Committee's approval and to such terms as are determined by the Committee (the "Elective Deferral Period"). Subject to any exceptions adopted by the Committee, such election must generally be made prior to commencement of the Award Cycle for the Award (or for such installment of an Award).

              (v) If and when any applicable Performance Goals are satisfied and the Elective Deferral Period expires without a prior forfeiture of the Performance Units, payment in accordance with Section 8(b)(i) hereof shall be made to the participant.

              (vi) Each Award shall be confirmed by, and be subject to, the terms of a Performance Unit Agreement.

SECTION 9.  TAX OFFSET BONUSES

         At the time an Award is made hereunder or at any time thereafter, the Committee may grant to the participant receiving such Award the right to receive a cash payment in an amount specified by the Committee, to be paid at such time or times (if ever) as the Award results in compensation income to the participant, for the purpose of assisting the participant to pay the resulting taxes, all as determined by the Committee and on such other terms and conditions as the Committee shall determine.

SECTION 10.  CHANGE IN CONTROL PROVISIONS

         (a) Impact of Event. Notwithstanding any other provision of the Plan to the contrary, in the event of a Change in Control:

              (i) Any Stock Options and Stock Appreciation Rights outstanding as of the date such Change in Control is determined to have occurred, and which are not then exercisable and vested, shall become fully exercisable and vested to the full extent of the original grant; provided however, that in the case of the holder of Stock Appreciation Rights who is actually subject to Section 16(b) of the Exchange Act, such Stock Appreciation Rights shall have been outstanding for at least six months at the date such Change in Control is determined to have occurred.

              (ii) The restrictions and deferral limitations applicable to any Restricted Stock shall lapse, and such Restricted Stock shall become free of all restrictions and become fully vested and transferable to the full extent of the original grant.

              (iii) All Performance Units shall be considered to be earned and payable in full, and any deferral or other restriction shall lapse and such Performance Units shall be settled in cash as promptly as is practicable.

         (b) Definition of Change in Control. For purposes of the Plan, a "Change in Control" shall mean the happening of any of the following events:

              (i) An acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act) (a "Person") of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 20% or more of either
              (1) the then outstanding shares of common stock of the Corporation (the "Outstanding Corporation Common Stock") or (2) the combined voting power of the then outstanding voting securities of the Corporation entitled to vote generally in the election of directors (the "Outstanding Corporation Voting Securities"); excluding however, the following: (1) Any acquisition directly from the Corporation, other than an acquisition by virtue of the exercise of a conversion privilege unless the security being so converted was itself acquired directly from the Corporation, (2) Any acquisition by the Corporation, (3) Any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Corporation or any corporation controlled by the Corporation or (4) Any acquisition by any corporation pursuant to a transaction which complies with clauses (1), (2) and (3) of subsection (iii) of this Section 10(b); or

              (ii) A change in the composition of the Board such that the individuals who, as of the effective date of the Plan, constitute the Board (such Board shall be hereinafter referred to as the "Incumbent Board") cease for any reason to constitute at least a majority of the Board; provided however, for purposes of this
              Section 10(b), that any individual who becomes a member of the Board subsequent to the effective date of the Plan, whose election, or nomination for election by the Corporation's shareholders, was approved by a vote of at least a majority of those individuals who are members of the Board and who were also members of the Incumbent Board (or deemed to be such pursuant to this proviso) shall be considered as though such individual were a member of the Incumbent Board; but, provided further, that any such individual whose initial assumption of office occurs as a result of either an actual or threatened election contest (as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the Exchange Act) or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board shall not be so considered as a member of the Incumbent Board; or

              (iii) The consummation by the shareholders of the Corporation of a reorganization, merger or consolidation or sale or other disposition of all or substantially all of the assets of the Corporation ("Corporate Transaction") or, if consummation of such Corporate Transaction is subject, at the time of such approval by shareholders, to the consent of any government or governmental agency, obtaining such consent (either explicitly or implicitly by consummation); excluding however, such a Corporate Transaction pursuant to which (1) all or substantially all of the individuals and entities who are the beneficial owners, respectively, of the Outstanding Corporation Common Stock and Outstanding Corporation Voting Securities immediately prior to such Corporate Transaction will beneficially own, directly or indirectly, more than 60% of, respectively, the outstanding shares of common stock, and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the corporation resulting from such Corporate Transaction (including, without limitation, a corporation which as a result of such transaction owns the Corporation or all or substantially all of the Corporation's assets either directly or through one or more subsidiaries) in substantially the same proportions as their ownership, immediately prior to such Corporate Transaction, of the Outstanding Corporation Common Stock and Outstanding Corporation Voting Securities, as the case may be,
              (2) no Person (other than the Corporation, any employee benefit plan (or related trust) of the Corporation or such corporation resulting from such Corporate Transaction) will beneficially own, directly or indirectly, 20% or more of, respectively, the outstanding shares of common stock of the corporation resulting from such Corporate Transaction or the combined voting power of the outstanding voting securities of such corporation entitled to vote generally in the election of directors except to the extent that such ownership existed prior to the Corporate Transaction and
              (3) individuals who were members of the Incumbent Board will constitute at least a majority of the members of the board of directors of the corporation resulting from such Corporate Transaction; or

              (iv) The approval by the shareholders of the Corporation of a complete liquidation or dissolution of the Corporation.

         (c) Change in Control Price. For purposes of the Plan, "Change in Control Price" means the higher of (i) the highest reported sales price, regular way, of a share of Common Stock in any transaction reported on the New York Stock Exchange Composite Tape or other national exchange on which such shares are listed or on NASDAQ during the 60-day period prior to and including the date of a Change in Control or (ii) if the Change in Control is the result of a tender or exchange offer or a Corporate Transaction, the highest price per share of Common Stock paid in such tender or exchange offer or Corporate Transaction; provided however, that (x) in the case of a Stock Option which (A) is held by an optionee who is an officer or director of the Corporation and is subject to
Section 16(b) of the Exchange Act and (B) was granted within 240 days of the Change in Control, then the Change in Control Price for such Stock Option shall be the Fair Market Value of the Common Stock on the date such Stock Option is exercised or deemed exercised and (y) in the case of Incentive Stock Options and Stock Appreciation Rights relating to Incentive Stock Options, the Change in Control Price shall be in all cases the Fair Market Value of the Common Stock on the date such Incentive Stock Option or Stock Appreciation Right is exercised. To the extent that the consideration paid in any such transaction described above consists all or in part of securities or other noncash consideration, the value of such securities or other noncash consideration shall be determined in the sole discretion of the Board.

SECTION 11.  TERM, AMENDMENT AND TERMINATION

         The Plan will terminate 10 years after the effective date of the Plan. Under the Plan, Awards outstanding as of such date shall not be affected or impaired by the termination of the Plan.

         The Board may amend, alter or discontinue the Plan, but no amendment, alteration or discontinuation shall be made which would (i) impair the rights of an optionee under a Stock Option or a recipient of a Stock Appreciation Right, Restricted Stock Award or Performance Unit Award theretofore granted without the optionee's or recipient's consent, except such an amendment made to cause the Plan to qualify for the exemption provided by Rule 16b-3, or (ii) disqualify the Plan from the exemption provided by Rule 16b-3. In addition, no such amendment shall be made without the approval of the Corporation's shareholders to the extent such approval is required by law or agreement.

         The Committee may amend the terms of any Stock Option or other Award theretofore granted, prospectively or retroactively, but no such amendment shall impair the rights of any holder without the holder's consent except such an amendment made to cause the Plan or Award to qualify for the exemption provided by Rule 16b-3.

         Subject to the above provisions, the Board shall have authority to amend the Plan to take into account changes in law and tax and accounting rules as well as other developments, and to grant Awards which qualify for beneficial treatment under such rules without shareholder approval.

SECTION 12.  UNFUNDED STATUS OF PLAN

         It is presently intended that the Plan shall constitute an "unfunded" plan for incentive and deferred compensation. The Committee may authorize the creation of trusts or other arrangements to meet the obligations created under the Plan to deliver Common Stock or make payments; provided however, that unless the Committee otherwise determines, the existence of such trusts or other arrangements is consistent with the "unfunded" status of the Plan.

SECTION 13.  GENERAL PROVISIONS

         (a) The Committee may require each person purchasing or receiving shares pursuant to an Award to represent to and agree with the Corporation in writing that such person is acquiring the shares without a view to the distribution thereof. The certificates for such shares may include any legend which the Committee deems appropriate to reflect any restrictions on transfer.

         Notwithstanding any other provision of the Plan or agreements made pursuant thereto, the Corporation shall not be required to issue or deliver any certificate or certificates for shares of Common Stock under the Plan prior to fulfillment of all of the following conditions:

                  (1) Listing or approval for listing upon notice of issuance of such shares on the New York Stock Exchange, Inc., or such other securities exchange as may at the time be the principal market for the Common Stock;

                  (2) Any registration or other qualification of such shares of the Corporation under any state or federal law or regulation, or maintaining in effect any such registration or other qualification which the Committee shall, in its absolute discretion upon the advice of counsel, deem necessary or advisable; and

                  (3) Obtaining any other consent, approval or permit from any state or federal governmental agency which the Committee shall, in its absolute discretion after receiving the advice of counsel, determine to be necessary or advisable.

         (b) Nothing contained in the Plan shall prevent the Corporation or any subsidiary or Affiliate from adopting other or additional compensation arrangements for its employees.

         (c) Adoption of the Plan shall not confer upon any employee any right to continued employment, nor shall it interfere in any way with the right of the Corporation or any subsidiary or Affiliate to terminate the employment of any employee at any time.

         (d) No later than the date as of which an amount first becomes includible in the gross income of the participant for federal income tax purposes with respect to any Award under the Plan, the participant shall pay to the Corporation, or make arrangements satisfactory to the Corporation regarding the payment of, any federal, state, local or foreign taxes of any kind required by law to be withheld with respect to such amount. Unless otherwise determined by the Corporation, withholding obligations may be settled with Common Stock, including Common Stock that is part of the Award that gives rise to the withholding requirement. The obligations of the Corporation under the Plan shall be conditioned upon such payment or arrangements, and the Corporation and its Affiliates shall, to the extent permitted by law, have the right to deduct any such taxes from any payment otherwise due to the participant. The Committee may establish such procedures as it deems appropriate, including making irrevocable elections, for settlement of withholding obligations with Common Stock.

         (e) Reinvestment of dividends in additional Restricted Stock at the time of any dividend payment shall only be permissible if sufficient shares of Common Stock are available under Section 3 for such reinvestment (taking into account then outstanding Stock Options and other Awards).

         (f) The Committee shall establish such procedures as it deems appropriate for a participant to designate a beneficiary to whom any amounts payable in the event of the participant's death are to be paid or by whom any rights of the participant, after the participant's death, may be exercised.

         (g) In the case of a grant of an Award to any employee of a subsidiary of the Corporation, the Corporation may, if the Committee so directs, issue or transfer the shares of Common Stock, if any, covered by the Award to the subsidiary, for such lawful consideration as the Committee may specify, upon the condition or understanding that the subsidiary will transfer the shares of Common Stock to the employee in accordance with the terms of the Award specified by the Committee pursuant to the provisions of the Plan.

         (h) Notwithstanding the foregoing, if any right granted pursuant to this Plan would make a Change in Control transaction ineligible for pooling-of-interests accounting under APB No. 16 that but for the nature of such grant would otherwise be eligible for such accounting treatment, the Committee shall have the ability to substitute for the cash payable pursuant to such grant of Common Stock with a Fair Market Value equal to the cash that would otherwise be payable hereunder.

         (i) The Plan and all Awards made and actions taken thereunder shall be governed by and construed in accordance with the laws of the State of Delaware, without reference to principles of conflict of laws.

SECTION 14.  EFFECTIVE DATE OF PLAN

         The Plan shall be effective as of the date it is approved by at least a majority of the outstanding shares of Common Stock of the Corporation.

                                                                       Exhibit B

           HECLA MINING COMPANY STOCK PLAN FOR NONEMPLOYEE DIRECTORS

         1. Name of Plan. This plan shall be known as the "Hecla Mining Company Stock Plan for Nonemployee Directors" and is hereinafter referred to as the "Plan."

         2. Purpose of Plan. The purpose of the Plan is to enable Hecla Mining Company, a Delaware corporation (the "Corporation"), to attract and retain qualified persons to serve as directors, to enhance the equity interest of directors in the Corporation, and to solidify the common interests of its directors and shareholders in enhancing the value of the Corporation's common stock, par value $.25 per share (the "Common Stock"). The Plan seeks to encourage the highest level of director performance by providing such directors with a proprietary interest in the Corporation's performance and progress by crediting them with Common Stock annually as part of their annual retainer.

         3. Effective Date and Term. The Plan shall be effective as of the date it is approved by at least a majority of the outstanding shares of Common Stock present or represented and entitled to vote at a meeting of shareholders of the Corporation not later than May 30, 1995, and shall remain in effect until amended or terminated by action of the Board.

         4. Eligible Participants. Each member of the Board from time to time who is not a full-time employee of the Corporation or any of its subsidiaries shall be a participant ("Participant") in the Plan. Each credit of shares of Common Stock pursuant to the Plan shall be evidenced by a written agreement duly executed and delivered by or on behalf of the Corporation and a Participant, if such an agreement is required by the Corporation to assure compliance with all applicable laws and regulations.

         5. Credit of Shares. (a) Commencing May 30, 1995, as part of the retainer payable to each Participant for service on the Board, each Participant shall become entitled to receive shares of Common Stock subject to any applicable restrictions set forth in Section 6 hereof. Subject to paragraph (b) below, each Participant shall be credited each year for service on the Board with 1000 shares of Common Stock (the "Stock Retainer"). The Stock Retainer for each year shall be credited as of May 30 of each year during the term of the Plan, commencing May 30, 1995.

         (b) Any person who becomes a nonemployee director following May 30 of any year during the term of the Plan, whether by appointment or election as a director or by change in status from a full-time employee, shall be credited, on becoming a nonemployee director, as a portion of the compensation to be paid to such Participant until the next Annual Meeting of Shareholders, with a number of shares of Common Stock equal to the product of 1000 times a fraction, the numerator of which is the number of full weeks remaining until May 30 of the following year and the denominator of which is 52; provided that no fractional shares shall be credited and the number of shares of Common Stock to be credited pursuant to this paragraph (b) shall be rounded up to the next whole number.

         6. Delivery of Shares. (a) All Stock Retainers credited to a Participant, together with the "Dividend Equivalent Amount" (as defined in paragraph (c) below) with respect thereto, shall be delivered to the Participant or the Participant's estate or legal guardian on, or beginning on, the Delivery Date (as defined in paragraph (b) below), in accordance with this Section 6.

         (b) The "Delivery Date" means the first date upon which one of the following events occurs:

             (i)      Death of the Participant;

             (ii) Disability of the Participant preventing continued service on the Board;

             (iii) Retirement of the Participant from service as a Director of the Corporation in accordance with the Corporation's By-Laws then in effect;

             (iv) Cessation of service as a Director for any reason other than those specified in subsections (b)(i), (ii) and (iii) of this Section 6; or

              (v)     Change in Control (as hereinafter defined).

         (c) The "Dividend Equivalent Amount" with respect to any Stock Retainer means (i) the amount of cash, plus the fair market value as determined by the Committee (as defined in Section 12) on the date of distribution of any property, other than stock of the Corporation, plus (ii) any shares of stock of the Corporation, in each case which the Participant would have received as dividends or other distributions with respect to the Stock Retainer, if the Stock Retainer had been delivered to the Participant at the time it was credited to the Participant under this Plan, plus (iii) interest on the amount described in clause (i) at a rate equal to the Corporation's cost of funds, from the date or date(s) such dividends or other distributions would have been received through the date the Stock Retainer is delivered.

         (d) If a Participant's Delivery Date is described in clause (iv) or clause (v) of paragraph (b), all Stock Retainers and all Dividend Equivalent Amounts with respect thereto shall be delivered at one time, as soon as practicable after the Delivery Date. If a Participant's Delivery Date is described in clause (i), clause (ii) or clause (iii) of paragraph (b), the Stock Retainers and the Dividend Equivalent Amounts with respect thereto shall be delivered at one time, as soon as practicable after the Delivery Date, unless the Participant has in effect a valid Installment Delivery Election pursuant to paragraph (e) below to have the Stock Retainers and Dividend Equivalent Amounts delivered in yearly installments over five, ten or fifteen years (the "Applicable Delivery Period"). If the Participant does have in effect a valid Installment Delivery Election, then the Stock Retainers, together with the Dividend Equivalent Amounts with respect thereto, shall be delivered in equal yearly installments over the Applicable Delivery Period, with the first such installment being delivered on the first anniversary of the Delivery Date; provided, that if in order to equalize such installments, fractional shares would have to be delivered, such installments shall be adjusted by rounding to the nearest whole share; and provided, further, that for purposes of determining the Dividend Equivalent Amounts with respect to Stock Retainers being delivered in installments, Stock Retainers shall be deemed to be distributed in the order they were credited to the Participant (i.e., on a first-in, first-out (FIFO) basis). If any Stock Retainers and Dividend Equivalent Amounts of a Participant are to be delivered after the Participant has died or become legally incompetent, they shall be delivered to the Participant's estate or legal guardian, as the case may be, in accordance with the foregoing schedules; provided, that if the Participant dies with a valid Installment Delivery Election in effect, and the legal representatives of the Participant's estate so request, the Committee (as defined in Section 12 below) may (but shall not be obligated to) deliver all remaining undelivered Stock Retainers and Dividend Equivalent Amounts to the Participant's estate immediately. References to the Participant in this Plan shall be deemed to refer to the Participant's estate or legal guardian, where appropriate.

         (e) An Installment Delivery Election means a written election by a Participant, on such form as may be prescribed by the Committee (as defined in Section 12 below), to receive delivery of Stock Retainers and Dividend Equivalent Amounts in installments over a period of five, ten or fifteen years, as more fully described in paragraph (d) above. Once made, an Installment Delivery Election may be superseded by another Installment Delivery Election or revoked in writing by a Participant. However, in order for any initial or superseding Installment Delivery Election or revocation thereof to be valid, it must be received by the Committee (i) before a Delivery Date described in clause
(i) of paragraph (b) above, (ii) at least one year before a Delivery Date described in clause (ii) of paragraph (b) above, and (iii) at least three years before a Delivery Date described in clause (iii) of paragraph (b) above. In the case of multiple Installment Delivery Elections and/or revocations by any Participant, the most recent valid Installment Delivery Election or revocation in effect as of the Delivery Date shall be controlling.

         (f) The Corporation may, but shall not be required to, create a grantor trust or utilize an existing grantor trust (in either case, the "Trust") to assist it in accumulating the shares, cash and other property needed to fulfill its obligations under this Section 6. On each date when a Stock Retainer is credited to a Participant, the Corporation shall contribute such Stock Retainer to the Trust. However, Participants shall have no beneficial or other interest in the Trust and the assets thereof, and their rights under the Plan shall be as general creditors of the Corporation, unaffected by the existence or nonexistence of the Trust, except that deliveries of Stock Retainers and payments of cash and other property to Participants from the Trust shall, to the extent thereof, be treated as satisfying the Corporation's obligations under this Section 6.

         7. Share Certificates; Voting and Other Rights. The certificates for shares delivered to a Participant or the trustee of the Trust, if any (the "Trustee"), pursuant to Section 6 above shall be issued in the name of the Participant or the Trustee, as the case may be, and the Participant or the Trustee, as the case may be, shall be entitled to all rights of a shareholder with respect to Common Stock for all such shares issued in his name, including the right to vote the shares, and the Participant or the Trustee, as the case may be, shall receive all dividends and other distributions paid or made with respect thereto.

         8. Change in Control. A "Change in Control" shall be deemed to have occurred if any of the following events shall have happened:

              (i) An acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934, as amended (the "Exchange Act")) (a "Person") of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 20% or more of either (1) the then outstanding shares of Common Stock of the Corporation (the "Outstanding Corporation Common Stock") or (2) the combined voting power of the then outstanding voting securities of the Corporation entitled to vote generally in the election of directors (the "Outstanding Corporation Voting Securities"); excluding, however, the following: (1) Any acquisition directly from the Corporation, other than an acquisition by virtue of the exercise of a conversion privilege unless the security being so converted was itself acquired directly from the Corporation, (2) Any acquisition by the Corporation, (3) Any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Corporation or any corporation controlled by the Corporation, or (4) Any acquisition by any corporation pursuant to a transaction which complies with clauses (1), (2) and (3) of subsection (iii) of this
              Section 8; or

              (ii) A change in the composition of the Board such that the individuals who, as of the effective date of the Plan, constitute the Board (such Board shall be hereinafter referred to as the "Incumbent Board") cease for any reason to constitute at least a majority of the Board; provided however, for purposes of this
              Section 8, that any individual who becomes a member of the Board subsequent to the effective date of the Plan, whose election, or nomination for election by the Corporation's shareholders, was approved by a vote of at least a majority of those individuals who are members of the Board and who were also members of the Incumbent Board (or deemed to be such pursuant to this proviso) shall be considered as though such individual was a member of the Incumbent Board; but, provided further, that any such individual whose initial assumption of office occurs as a result of either an actual or threatened election contest (as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the Exchange Act) or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board shall not be so considered as a member of the Incumbent Board; or

              (iii) The consummation by the shareholders of the Corporation of a reorganization, merger or consolidation or sale or other disposition of all or substantially all of the assets of the Corporation

              ("Corporate Transaction") or, if consummation of such Corporate Transaction is subject, at the time of such approval by shareholders, to the consent of any government or governmental agency, obtaining of such consent (either explicitly or implicitly by consummation); excluding however, such a Corporate Transaction pursuant to which (1) all or substantially all of the individuals and entities who are the beneficial owners, respectively, of the Outstanding Corporation Common Stock and Outstanding Corporation Voting Securities immediately prior to such Corporate Transaction will beneficially own, directly or indirectly, more than 60% of, respectively, the outstanding shares of common stock, and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the corporation resulting from such Corporate Transaction (including, without limitation, a corporation which as a result of such transaction owns the Corporation or all or substantially all of the Corporation's assets either directly or through one or more subsidiaries) in substantially the same proportions as their ownership, immediately prior to such Corporate Transaction, of the Outstanding Corporation Common Stock and Outstanding Corporation Voting Securities, as the case may be,
              (2) no Person (other than the Corporation, any employee benefit plan (or related trust) of the Corporation or such corporation resulting from such Corporate Transaction) will beneficially own, directly or indirectly, 20% or more of, respectively, the outstanding shares of common stock of the corporation resulting from such Corporate Transaction or the combined voting power of the outstanding voting securities of such corporation entitled to vote generally in the election of directors except to the extent that such ownership existed prior to the Corporate Transaction and
              (3) individuals who were members of the Incumbent Board will constitute at least a majority of the members of the board of directors of the corporation resulting from such Corporate Transaction; or

              (iv) The approval by the shareholders of the Corporation of a complete liquidation or dissolution of the Corporation.

         9. General Restrictions. (a) Notwithstanding any other provision of the Plan or agreements made pursuant thereto, the Corporation shall not be required to issue or deliver any certificate or certificates for shares of Common Stock under the Plan prior to fulfillment of all of the following conditions:

              (i) Listing or approval for listing upon notice of issuance of such shares on the New York Stock Exchange, Inc., or such other securities exchange as may at the time be the principal market for the Common Stock;

              (ii) Any registration or other qualification of such shares of the Corporation under any state or federal law or regulation, or maintaining in effect any such registration or other qualification which the Committee shall, in its absolute discretion upon the advice of counsel, deem necessary or advisable; and

              (iii) Obtaining any other consent, approval, or permit from any state or federal governmental agency which the Committee shall, in its absolute discretion after receiving the advice of counsel, determine to be necessary or advisable.

         (b) Nothing contained in the Plan shall prevent the Corporation from adopting other or additional compensation arrangements for the Participants.

         (c) No Common Stock received by a Participant pursuant to the Plan may be sold until at least six months after the date such Common Stock was credited.

         10. Shares Available. Subject to Section 11 below, the maximum number of shares of Common Stock which may be credited as Stock Retainers pursuant to the Plan is 120,000. Shares of Common Stock issuable under the Plan shall be taken from authorized but unissued shares or from treasury shares of the Corporation as shall from time to time be necessary for issuance pursuant to the Plan.

         11. Change in Capital Structure. In the event of any change in the Common Stock by reason of any stock dividend, stock split, combination of shares, exchange of shares, warrants or rights offering to purchase Common Stock at a price below its fair market value, reclassification, recapitalization, merger, consolidation or other change in capitalization, appropriate adjustment shall be made by the Committee (as defined in Section 12 below) in the number and kind of shares subject to the Plan and any other relevant provisions of the Plan, whose determination shall be binding and conclusive on all persons.

         12. Administration; Amendment. (a) The Plan shall be administered by a committee consisting of the Chief Executive Officer, the Treasurer, the Controller, and the General Counsel of the Corporation (the "Committee"), which shall have full authority to construe and interpret the Plan, to establish, amend and rescind rules and regulations relating to the Plan, and to take all such actions and make all such determinations in connection with the Plan as it may deem necessary or desirable.

         (b) The Board may from time to time make such amendments to the Plan as it may deem proper and in the best interest of the Corporation without further approval of the Corporation's shareholders, provided that to the extent required to qualify transactions under the Plan for exemption under Rule 16b-3 promulgated under the Exchange Act ("Rule 16b-3"), no amendment to the Plan shall be adopted without further approval of the Corporation's shareholders in the manner prescribed in Section 3 hereof and, provided further, that if and to the extent required for the Plan to comply with Rule 16b-3, no amendment to the Plan shall be made more than once in any six-month period that would change the amount, price or timing of the grants of Common Stock hereunder other than to comport with changes in the Internal Revenue Code of 1986, as amended, the Employee Retirement Income Security Act of 1974, as amended, or the regulations thereunder.

         (c) The Board may terminate the Plan at any time.

         (d) Notwithstanding any other provision of the Plan, neither the Board nor the Committee shall be authorized to exercise any discretion with respect to the selection of persons eligible to receive grants under the Plan or concerning the amount or timing of grants under the Plan.

         13. Miscellaneous. (a) Nothing in the Plan shall be deemed to create any obligation on the part of the Board to nominate any director for reelection by the Corporation's shareholders or to limit the rights of the shareholders to remove any director.

         (b) The Corporation shall have the right to require, prior to the issuance or delivery of any shares of Common Stock pursuant to the Plan, payment by a Participant of any taxes required by law with respect to the issuance or delivery of such shares.

         14. Governing Law. The Plan and all actions taken thereunder shall be governed by and construed in accordance with the laws of the State of Delaware.

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
      PROXY SOLICITED ON BEHALF OF                 HECLA MINING COMPANY                   ANNUAL MEETING OF SHAREHOLDERS
      THE BOARD OF DIRECTORS                        6500 Mineral Drive                               May 5, 1995
                                        Coeur d'Alene, Idaho 83814-8788


              The undersigned, revoking any previous proxies, hereby appoints ARTHUR BROWN and MICHAEL B. WHITE, and each of them, proxies of the undersigned, with full power of substitution, to attend the Corporation's Annual Meeting of
      Shareholders on May 5, 1995, and any adjournment or adjournments thereof, and to vote the undersigned's shares on the following matters as described in the Board of Directors' Notice of Annual Meeting and accompanying Proxy Statement, a copy of which has been received by the undersigned.

               THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF THE TWO NOMINEES
                       FOR DIRECTOR LISTED IN ITEM 1, AND "FOR" PROPOSALS 2, 3 AND 4.

      1.  ELECTION OF DIRECTORS     / / FOR all nominees listed below                  / / WITHHOLD AUTHORITY
                                        (except as marked to the contrary below)           to vote for all nominees listed below

                             Charles L. McAlpine                       Jorge E. Ordonez C.

         (INSTRUCTION:  To withhold authority to vote for any individual nominee, put a line through that nominee's name.)

      2. PROPOSAL to approve the adoption of the Hecla Mining Company 1995 Stock Incentive Plan.

                       / / FOR                        / / AGAINST                   / / ABSTAIN

      3. PROPOSAL to approve the adoption of the Hecla Mining Company Stock Plan for Nonemployee Directors.

                       / / FOR                        / / AGAINST                   / / ABSTAIN

      4. PROPOSAL to approve the selection of Coopers & Lybrand as the independent auditors of the Corporation for the fiscal year ending December 31, 1995.

                       / / FOR                        / / AGAINST                   / / ABSTAIN

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

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
      5. In their discretion on all other business that may properly come before the meeting or any adjournment or adjournments thereof.

              This proxy will be voted as specified.  If no specification is made, this Proxy will be voted FOR the election of the two nominees for Directors and FOR the adoption of Proposals 2, 3 and 4.

      DATE__________________________________ , 1995        Signature ____________________________________________

      Please mark, sign, date and promptly return the
      proxy card using the enclosed envelope.              Signature ____________________________________________

                                                    The proxy must be signed exactly as your name or names appear on this card. Executors, administrators, trustees, partners, etc. should give full title as such.  If the signer is a
                                                    corporation, please sign full corporate name by duly
                                                    authorized officer(s), who should specify the title(s) of such officer(s).

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